Exhibit 99.2

NEULION VALUATION REPORT

CONFIDENTIAL TREATMENT REQUESTED:
INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “*******” OR OTHERWISE CLEARLY INDICATED.  AN UNREDACTED VERSION OF THIS DOCUMENT HAS ALSO BEEN PROVIDED TO THE SECURITIES AND EXCHANGE COMMISSION.

UHY Advisors, Inc.
Tax & Business Consultants

NeuLion
One world, One platform.

 CHICAGO, ILLINOIS
VALUATION REPORT
NEULION INCORPORATED
 PREPARED MAY 5, 2010

Table of Contents
ENGAGEMENT  SUMMARY
 3
BUSINESS  OVERVIEW
 7
ECONOMIC  OUTLOOK
 47
INDUSTRY  OUTLOOK
 53
VALUATION  ANALYSIS
 62
CONCLUSION  OF  RANGE  OF  VALUE
 74
VALUATION  SCHEDULES  1
  31  APPENDICES:
A    STOCK  OPTIONS,  WARRANTS,  AND  DILUTIVE SECURITIES
B    DESCRIPTION  OF  GUIDELINE  PUBLIC COMPANIES
C    SOURCES  OF  INFORMATION
D    CONTINGENT  AND  LIMITING CONDITIONS
E    VALUATOR’S CERTIFICATION
F    CIRRICULUM  VITAE

ENGAGEMENT SUMMARY

Engagement Summary
UHY Advisors FLVS, Inc. (“UHY”) was engaged by the Special Committee of the Board of Directors of NeuLion Inc. (“NeuLion” or
the “Company”) (“Client”), as an independent valuator, to perform a business valuation and determine a range of fair market value for
NeuLion as of March 31, 2010 (“Valuation Date”). This valuation opinion and related report are only for the Client’s corporate planning purposes in connection with the potential acquisition of TransVideo International, Ltd. by NeuLion and should not be utilized, referred to, or distributed for any other purpose without the express written consent of UHY. Our engagement, nor our valuation conclusions expressed in our report, are not to be considered a fairness opinion or any indication as what one may be able to raise capital for in the public market or from any individual investor.
Standard and Definition of Value
The standard of value used in our analysis is fair market value. Fair market value is defined in Internal Revenue Service Revenue
Ruling 59-60 (“Revenue Ruling 59-60”) as:
…the price at which the property would change hands between a willing buyer and a willing seller when the former is not under any compulsion to buy and the latter is not under any compulsion to sell, both parties having reasonable knowledge of relevant facts.
Fair market value is also defined in the International Glossary of Business Valuation Terms1 as:
The price, expressed in terms of cash equivalents, at which property would change hands between a hypothetical willing and able buyer and a hypothetical willing and able seller, acting at arms length in an open and unrestricted market, when neither is under compulsion to buy or sell and when both have reasonable knowledge of the relevant facts.
1 The International Glossary of Business Valuation Terms is a joint effort of the American Institute of Certified Public Accountants, American Society of
Appraisers, Canadian Institute of Chartered Business Valuators, National Association of Certified Valuation Analysts, and The Institute of Business Appraisers.
Page | 4

Scope of Work
We have considered the follow factors in our analysis of NeuLion.
1. The nature of the business and the history of the enterprise from its inception.
2. The economic outlook in general and the condition and outlook of the specific industry in particular.
3. The bookvalue of the stock and the financial condition of the business.
4. The earning capacity of the Practice.
5. The dividend-paying capacity.
6. Whether or not the enterprise has goodwill or other intangible value.
7. Sales of the stock and the size of the block or stock to be valued.
8. The market price of stocks of corporations engaged in the same or a similar line of business having their stocks actively traded in a free and open market, either on an exchange or over-the-counter.
As part of our assignment, on April 15, 2010 we performed a site visit to the office of NeuLion located at 1600 Old Country Road in
Plainview, NY. We also performed management interviews with key management personnel at NeuLion concerning the Company, its historic operations, nature and operations of the Company, including trends and prospects for growth as of the Valuation Date and
Managements financial forecast. Additionally, we reviewed various documents and material provided by Management and those available through our research. A summary of those documents are included in Appendix A of our report.
Page | 5

Level of Value
Obtain indirectly by reference to
STRATEGIC VALUE
control values via strategic premium
Strategic Premium/Merger Economics
Obtain indirectly by reference to freely
CONTROL VALUE
traded values via control premium
Premium for Control
Lack of Control Discount
FREELY TRADED VALUE OR
Obtain indirectly by reference to control
MARKETABLE,
values via lack of control discount
NON-CONTROLLING
Lack of Marketability Discount
Obtain indirectly by reference to freely
NON-MARKETABLE,
traded values via lack of marketability
NON-CONTROLLING
discount
Source: Based on Z. Christopher Mercer, "Understanding and Quantifying Control Premiums: The Value of Control vs. Synergies of Strategic
Advantages, Part II," The Journal of Business Valuation, p.51.
In this report, we used a Control Value basis for the 100% equity ownership of NeuLion.
Premise of Value
NeuLion was valued on a going-concern basis, which assumes that the businesses will continue operating into the future.
Page | 6

Business History and Overview
NeuLion was incorporated on January 14, 2000 under the Canada Business Corporations Act, and its common shares are listed on the
Toronto Stock Exchange. NeuLion is a technology company that offers an end-to-end suite of internet television technology services.
NeuLion partners with large professional sports organizations such as the NHL, NFL, NCAA programs, and international content providers to stream media through the internet anywhere in the world. The service is called “IPTV”, which refers to the distribution of streamed audio, video and other multimedia content, over an Internet Protocol network. NeuLion’s business model is set up to provide customized network platforms for content that is provided by its clients. NeuLion acquires, processes, and streams content through private networks to subscribers and pay-per-view customers on Internet-connected browser-based devices such as personal computers, laptops and mobile devices and on standard television sets through Internet-connected set top boxes (“STBs”).
Page | 7

NeuLion Legal Entity Organizational Chart

NeuLion, Inc.
(formerly JumpTV Inc.)
(Canada)
JumpTV International FZ-LLC (Dubai)
Interactive Networking Systems (INSINC) (Vancouver)
Cycling TV Limited (London)
JumpTV USA Inc. (Delaware)
NeuLion USA, Inc. (formerly NeuLion, Inc.) (Delaware)
17.1%
KyLinTV, Inc. (Delaware)
Sports International Group LLC "Sportsya" (Miami)
Inactive
97%
Deportes Ya S.A. "Deportes Ya" (Argentina)
Inactive
JumpTV USA Holdco Inc. (Delaware)
NeuLion China Co., Ltd. (Shanghai)
TV-Desi Inc. (Delaware)
Talfazat LLC (Delaware)

UHY

The following flowchart shows the current organization structure for NeuLion:
Page | 8

Employees
As of March 10, 2010, The Company had 224 total employees, all of whom were full-time employees.
Ms. Nancy Li, NeuLion’s CEO, is married to the Chairman of the Board, Charles Wang, and has been the CEO of the Company since the merger with Jump TV in 2008. G. Scott Paterson, the former CEO of Jump TV, is now the Vice Chairman of the Company. Mr.
Paterson has an extensive background in the technology sector, and was an investment banker focused on start up technology companies earlier in his career. In general, the management team at the Company is experienced and have worked together previously at Computer Associates. Management has indicated the need to add more seasoned professionals to drive revenue going forward. The current officers of NeuLion include:
Name
Age
Office
Nancy Li
52
Chief Executive Officer
G. Scott Paterson
46
Vice Chairman
Arthur J. McCarthy
53
Chief Financial Officer
Roy E. Reichbach
47
General Counsel and Corporate Secretary
Horngwei (Michael) Her
46
Executive Vice President of Research and Development
Ronald Nunn
57
Executive Vice President of Operations
J. Christopher Wagner
50
Executive Vice President of Sales
Page | 9

Market Price Information
There is no established public trading market for NeuLion’s shares in the United States. The principal established foreign public trading market for the Shares is the Toronto Stock Exchange. It is important to note that NeuLion’s stock is thinly traded, and pink sheeted. At the end of the first quarter 2010, NeuLion’s stock price was $0.64, with 3 month average volume of approximately 15 thousand2.
Time Period
High Low
2010
First Quarter
$0.84
$0.50
2009
First Quarter
$0.62
$0.28
Second Quarter
$0.81
$0.45
Third Quarter
$1.20
$0.70
Fourth Quarter
$1.00
$0.62
Shareholders
As of March 10, 2010, there were approximately 171 holders of record of Shares. Charles Wang and G. Scott Paterson are major shareholders with 48.5% and 7.5% ownership interests in the Company, respectively.
Dividends
The Company has paid no dividends since its inception.
2 Yahoo Finance.
Page | 10

Your Content
HD
TV
Our Services
Signal Capture
Encoding Services and Support
Personalization
Content Management
CDN Services
Geo Targeting
Registration
Monetization
Support
Reporting
Settlement
To the End User
Computer
TV Set Top Box
Mobile Devices

NeuLion’s Operations
The Company’s business model has evolved from a professional IT services and international programming provider to an end-to-end provider of IPTV services. The Company believes that it ability to provide end-to-end services is a competitive advantage over smaller players in the industry, that may only be able to provide one piece of the IPTV solution. The diagram below presents the general suite of services offered by NeuLion, and illustrates how partner content is captured, processed, delivered, and monetized:
Page | 11

Acquiring Content
Media Files
Encoding
Collecting Mediadata
Streaming Files
Reviewing
Editing
H.264 Files
Publishing
Program Files
Marketing Materials
Program Mediadata
Media Storage

•   NeuLion provides services for hundreds of television channels. The
 Company transcodes and delivers live linear channels, libraries of video on demand, and live events using industry set top boxes and consumer devices.
•   The IPTV experience is better than cable and satellite and they use the internet so you can go anywhere in the world.
•   NeuLion is different than typical IPTV companies because it provides the full suite of end-to-end services.
•    NeuLion’s service encodes, delivers, stores and manages an unlimited range of multimedia content and the operational support system maintains all billing and customer support services.
•    The visual illustration to the right shows how NeuLion acquires various forms of content, as well as the other processes that bring the media to market.
Page | 12

NFL NETWORK

INDYCAR SERIES

MLS MAJOR LEAGUE SOCCER

NHL

Service Lines and Content Partners
NeuLion provides television solutions, web solutions, and sports media solutions. The Company’s client base can be broken down into three main segments as shown below:
• Professional Sports (B2B)
•   Collegiate Sports (B2B)
• International Programming (B2B and B2C)
Professional Sports Programming (B2B)
NeuLion provides professional sports organizations a complete sports media platform that includes web and video publishing, ecommerce tools, auctions, live streaming, ticketing, and a donor management systems. It is typically the responsibility of the partners to market the service, while NeuLion designs and builds a platform that brings the media to market. Below is a sample list of some clients that NeuLion has partnered with in the professional sports market:
• National Football League (NFL);
•  National Hockey League (NHL);
•    Major League Soccer (MLS);
•    Indy Car Series
• American Hockey League (AHL)
Projected
Professional Sports and Variety Programming Revenue
2009
2010
Subscription Revenue
$3,629,604
$4,107,000
Technology Services Revenue (website, set-up, transcoder, professional)
786,215
663,000
Total
$4,415,819
$4,770,000
Total revenue from professional and variety networks services was approximately $4.4 million in 2009, which translates to approximately
16% of the Company’s total revenue for 2009. This is projected by Management to be $4.8 million in 2010, which translates to approximately 12% of NeuLion’s total projected revenue.
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Collegiate Sports Programming (B2B)
The Company also provides over one hundred NCAA organizations with sports media platforms that create and maintain websites, handle merchandising, ticketing, and donor management programs which help increase donations to athletic programs. For instance, the University of North Dakota recently used NeuLion to re launch its website, www.fightingsioux.com. Also, NeuLion has a cutting edge ticketing and donor management system that handles ticket sales for many NCAA organizations through an easy to use seating request process that features attendance-driven loyalty programs and print-at-home ticketing. NeuLion's sports media platform integrates digital ticketing, a donor database, and a "priority points calculator" that allows fans and donors to track their purchases and donations with a points system that can be used to earn tickets, venue access, and other items. In fact, NeuLion recently entered new ticketing deals with Duke University and
Ohio State University.
The following table shows a breakdown for revenue from collegiate sports programming in terms of subscription, ecommerce, and technology services revenue for the year ended December 31, 2009.
Projected
College Networks Services
2009
2010
Subscription
$4,664,752
$5,598,000
Ecommerce (advertising, merchandising, ticketing, donor management, auction)
2,104,326
2,531,000
Technology Services (website, set-up, transcoder, professional)
1,544,647
1,854,000
Total
$8,313,725
$9,983,000
Total revenue from College Networks Services was approximately $8.3 million in 2009, which translates to approximately 30% of
NeuLion’s total revenue. Management has projected revenue to be $10.0 million in 2010, which translates to approximately 24% of
NeuLion’s projected 2010 revenue.
Page | 14

Talfazat

Arabic TV. The way you want it to be.

KyLinTV

tvdesi

UHY

Ethnic/International and Specialty Programming (B2B and B2C)
NeuLion also offers what is referred to in the industry as “ethnic television,” which the Company defines as programming directed at a specific diaspora community, as determined by a shared nationality, language or culture, and generally excluding communities for which
English is the primary language. The Company has license agreements directly with channel partners representing approximately 185 channels in 55 countries that give NeuLion rights to stream, predominantly on an exclusive world-wide basis, the channel partners’ live linear television feeds over the public internet using proprietary private networks such as Talfazat and TV-Desi. The Company has significant opportunities for growth with its Talfazat (Arabic), KyLinTV (Chinese), and TV Desi (South Asian) content. Additionally,
NeuLion recently entered into an agreement with Arab Radio and Television Network (ART) on April 13, 2010 to distribute Arabic content through an IPTV platform in Canada.
NeuLion’s subsidiary, INSINC, also distributes government and entertainment content. Its clients in those industries include Business News
Network (BNN), CTV News Channel, Rogers Sportsnet, TVG Networks, The Canadian Press, the Canadian Ministry of Justice, the BC
Ministry of Education, and the Legislative Assemblies of British Columbia and Newfoundland and Labrador, among others. NeuLion also has relationships with other specialty programming customers such as Sky Angel U.S. LLC, which streams faith-based programming.
Projected
Ethnic, International, and Specialty
2009
2010
Subscription:
Sky Angel
$2,306,609
$2,531,000
International B2B
2,891,859
3,670,000
Other International B2C
4,712,055
3,797,000
INSINC
270,699
2,741,000
Total Subscription
$10,181,222
$12,739,000
Technology Services (website, set-up, transcoder, professional)
1,708,108
3,571,000
Equipment (set top boxes)
1,629,275
1,852,000
Total
$13,518,605
$18,162,000
Total revenue from ethnic/international and specialty programming was approximately
$13.5 million in
2009, which translates to
approximately 48% of NeuLion’s total revenue. Management has projected this to be $18.2 million in 2010, or 51% of NeuLion’s total projected revenue for 2010.
Page | 15

New Deals and Business Partners
 Dish Network NeuLion recently entered into a new deal with Dish Network to take advantage a new strategy to bring IPTV to the New York market. Dish Network has had difficulty in highly populated metropolitan areas such as Manhattan, because some apartment buildings do not allow tenants to install satellite dishes on top of their buildings. As a result, Dish Network has partnered with NeuLion to offer its customers ethnic content (Arabic and Chinese) through STB’s without using satellite dishes. The STB’s are provided by NeuLion.
Under the terms of the agreement, NeuLion will sell Set Top Boxes to Dish Network, and receive a fee per subscriber ranging from ******* to
******* per month depending on the total number of subscribers. In order for Dish to renew this contract they will need to have *******
subscribers by the end of 2012.
Based on achieving certain levels of subscribers, Dish has a right to receive up to a total of 2 million warrants to purchase common stock of
NeuLion. These warrants are subject to a vesting schedule based on Dish achieving certain levels of subscribers. The first threshold is 20,000 subscribers for the first series of warrants, with the additional thresholds increasing to the highest threshold of 150,000 subscribers. This information is broken down in the table below.
Threshold for Vesting
Series Number of Warrants Exercise Price
Expiration*
(number of subscribers)
D-1
150,000
$1.50
20,000 or more
January 4, 2013
D-2
200,000
1.50
40,000 or more
January 4, 2013
D-3
300,000
1.50
60,000 or more
January 4, 2014
D-4
600,000
2.00
100,000 or more
January 4, 2015
D-5
750,000
2.00
150,000 or more
January 4, 2015
* Earlier of termination of contract or expiration date. The contract expires at the end of 2012, subject to automatic renewal if Dish achieves a level of ******* subscribers by such date.
Page | 16

Other New Deals
Additionally, the Company has entered in a number of different deals within its professional sports, college sports, and international programming business lines. NeuLion has been able to leverage its industry leading technology and end-to-end capabilities to add high-
profile clients including Major League Soccer, the NHL, Ole Miss Athletics, Duke University, Arab Radio and Television Network, TV-
Desi, and others.
NeuLion recently announced a new deal with Major League Soccer for a dedicated online video service that will be built and managed by
NeuLion. The service will have DVR-like functionality and HD quality video which will enable fans to watch and engage with the game through a number of exciting and interactive real time services. NeuLion will provide Major League Soccer with end-to-end services that will deliver up to 300 games as well as archived games and real time highlights3.
The NHL and NeuLion also partnered to create the “NHL Ice Time - Playoffs Edition” app, which is the first official NHL app for Apple’s new product, the iPad. The app allows fans access to live scores, live in-game stats, condensed versions of full games, highlight reels, video archives, game photos, and more4. The original NHL Ice Time app was the first application for the iPhone and iTouch, and was released in more than 70 countries outside the United States.
NeuLion continues to increase its reputation and brand awareness through its leading technology and high-profile partners. Recently,
NeuLion was nominated for the “Best in Sports Technology” award at the 2010 Sports Business Awards.
3 www.marketwire.com /press-release/NeuLion-Chosen-as-Major-League-Soccers-Digital-Video-Partner
4 www.nhl.com/ice/news
Page | 17

Facilities
The Company leases office space in the following locations:
Location
Toronto, Ontario, Canada
Shanghai, China
Sanford, Florida
New York, New York
Plainview, New York
London, England
Centennial, Colorado
Burnaby, British Columbia, Canada
• The Company is headquartered out of Plainview, NY, with approximately 70 people on location;
• The Company has a Toronto office as a result of the merger with Jump TV. The office is small with no significant operations other than a marketing and sales staff of approximately 15 people. The Toronto office is important due to its large presence with the NHL and Maple Leaf Entertainment;
• The Company’s office in Shanghai, China is focused on product and network development, and it currently houses approximately 40 development technicians;
• The Company’s Sanford, FL office has approximately 50 employees. This office houses a small development group; a support group for end users (NHL, NCAA), B2B clients, and NeuLion billings; and web marketing employees. This office also has a project management group for college and small broadcast operations to handle streaming and video content;
• The Company’s London office has four employees who handle the Cycling TV operations;
•    The Company’s Centennial, CO office employs a college sports sales staff;
• The Company’s Burnaby, British Columbia, Canada office employs 15 people. The office is primarily focused on minor league hockey in Canada and servicing Canadian TV customers. These were former customers of INSINC, which was recently acquired.
Page | 18

1600
NeuLion
1600
Jumptv
KyLinTV
R
RENAISSANCE

UHY

A picture of the Company’s headquarters is shown below:
Page | 19

LIGHTHOUSE
AT LONG ISLAND
RENAISSANCE
PROPERTY ASSOCIATES &
REALTY SERVICES
KylinTV
UNITED STATES
POSTAL SERVICE

UHY

A picture of the reception desk at the Company’s headquarters is shown below:
Page | 20

A picture of the Company’s main editing room at their headquarters is shown below:
Page | 21

Competition:
The IPTV industry has experienced the launch of various closed network IPTV services around the world. As IPTV companies strive to maintain and grow their customer bases, fixed line telecommunications companies will likely see closed network IPTV as a central element of a “triple-play” strategy that will package telephone, television and Internet services in a single offering. Moreover, certain IPTV service providers have an internal IP distribution strategy whereby they make their live linear feeds, as well as repurposed content, available through their own websites on a paid basis or free advertisement-supported basis.
Management of NeuLion indicated that the following three entities all have end-to-end IPTV network capabilities and are generally considered direct competitors of NeuLion, due to the fact that NeuLion has such a strong emphasis in the sports segment:
• www.mlb.com/tv
o  Major League Baseball streams IPTV through a licensing agreement with MLB Advanced Media. This company is considered a major competitor, and has control of the baseball sports market in the IPTV industry.
• www.cstv.com
o  College Sports TV, which was purchased by CBS 4 - 5 years ago for $325 million. $74 million of the purchase price was allocated to the Broadband business, which was doing $10-$12 million in revenue at the time. The cable piece of the business accounted for the remaining $250 million.
• www.performtv.net
o  This is a private company based in the United Kingdom that is focused on the Premiership League (English Soccer
 League). APEX, a Russian, UK based investment firm, is the controlling shareholder.
In addition to the competitors that were identified by Management, NeuLion competes with the following list of IPTV companies:
International Content Providers
• www.mediaZone.com
o  Media Zone is an online broadcaster that specializes in sports (Rugby, Tennis, etc.) and international programming by subscription and pay per view access to live and on-demand programming.
•
Page | 22

• www.joost.com
o  Joost is an IPTV distribution Company based in the Netherlands that works with content copyright owners to provide professionally produced online video. The IPTV platform brings together advertisers, content owners, and viewers
 (viewers view content free of charge).
• www.africast.tv
o  Africast Global Media is the world’s leading broadcaster of African ethnic television over broadband Internet. This company broadcasts over 40 channels from 25 African countries.
• www.wactchindia.tv
o  Watch India TV is a subscription based online broadcaster of Indian TV shows. This company’s target market is the non-resident Indian population, which is approximately 30 million people.
International Sports Providers
• www.universalsports.com
o  Universal Sports is a partnership between NBC Sports and InterMedia Partners that is an online broadcaster of Olympic sports and lifestyle sports programming.
College and Domestic Sports Providers
• www.espn.com
o  ESPN Broadband is a business unit of ESPN (Entertainment Sports Programming Network) that provides sports content to users over a high speed internet connection through ESPN Motion, ESPN 260, ESPN Pnlin
• www.scout.com
o  Scout is an integrated sports publishing company that offers sports websites related to College and Professional Sports.
 The Company also publishes college and professional magazines.
Page | 23

In addition to these companies, NeuLion competes with Hispanic content providers, ethnic content providers, and many smaller players that provide a much narrower choice of services, but do not necessarily have the full end-to-end capabilities.
The Company seeks to be an end-to-end service provider for its customers, meaning that NeuLion can provide all of the necessary services to bring the customers content to market. NeuLion’s technology and services are directed at the entire spectrum of content aggregation and delivery to the end user. Many companies in the IPTV market offer narrower choices of services than NeuLion. For example, some content providers deliver only their own content, while NeuLion offers the content of multiple providers. NeuLion also provides the Set Top Boxes
(“STB’s”) used to view content on a television set. These STB’s are procured from key suppliers including TransVideo International, Ltd.
An additional source of competition includes operators of pirated video content and bootleggers. These are not legitimate entities, but they are competitors in the IPTV market, and some even offer ethnic content which competes with NeuLion’s international and ethnic offerings.
Page | 24

Business Risks
There are several risks that effect NeuLion currently and their ability to meet their financial projections. Below is a summary of risk factors that could have a negative impact on the Company.
Supplier Dependence:
NeuLion depends upon TransVideo International, Ltd. and Tatung Technology Incorporated to provide the STBs used by its customers.
However, NeuLion has indicated that these boxes are becoming somewhat of a commodity in the marketplace. Also, the Company relies on outside parties for content.
Access to Working Capital:
The Company runs the risk of burning through its cash due to its status as a second stage venture company, and the lack of borrowing capacity inherent with early stage technology companies. This is a serious risk as any major glitches in operations or loss of business could have a serious financial impact on NeuLion. NeuLion’s current financial position could also impact any capital needs for growth internally and externally.
Consumer Demand for IPTV:
IPTV is a relatively new service, and potential customers may be slow to use the internet as a medium through which they watch television and receive media content. At the same time, as IPTV becomes an accepted medium more competition will enter the market putting more pressure on NeuLion.
Subscriber Turnover:
Because the IPTV market is increasingly competitive, increased subscriber churn could have a significant negative impact on the Company’s operations due to increased costs related to customer acquisition and retention.
Regulation:
Governments and regulatory authorities in some jurisdictions in which NeuLion’s subscribers reside could potentially impose rules and regulations affecting the content distributed over IPTV, however the extent of the regulation is unknown as of the date of this report.
Page | 25

Legal Proceedings:
Management has indicated that there is no litigation currently pending or threatened against NeuLion or any of the Company’s directors in their capacity as such.
Page | 26

Investments
KylinTV was launched in September 2005, and is the only IPTV service dedicated to the Chinese community living in North America. This company offers access to over 60 of the most popular Chinese TV channels and more than 40,000 hours of Video-On-Demand programming. The company is controlled by Charles B. Wang, founder of Computer Associates and Chairman of the Board of NeuLion; and
Charles Dolan, founder of Cablevision.
• As of March 31, 2010 NeuLion has a 12.2% equity position in KyLinTV. As of December 31, 2009, the NeuLion had an equity interest in KyLinTV of 17.1%.
o  On February 26, 2010, a group of investors invested $10.0 million in KyLinTV for 15.1% of its equity, which reduced
 NeuLion’s equity interest in KyLinTV to 12.2%. Of the total $10.0 million investment, $1.0 million was invested by
 AvantaLion LLC, a company controlled by Charles Wang, while the remainder was invested by Investor AB, which is a
 Nordic-based industrial holding company that has a long history in this investment circle.5
• Beijing TransVideo Digital Technology Co. Limited, a related entity, has a 31.8% ownership interest in Kylin TV.
KyLin TV is in business to create the best Chinese language IPTV platform overseas for spreading the Chinese culture. Through the use of
IPTV, KyLinTV TV’s patent pending Video technology brings high quality broadcast channels and VOD to the TV set using existing Home
DSL or Cable broadband. KyLinTV is based in Plainview, New York. Through the use of the Technology, set top boxes, and Platform from
NeuLion and TransVideo, KyLinTV is able to bring to North America the exclusive broadcasting of mainland China television and local videos on demand.
5 www.investorab.com
Page | 27

The income statement and balance sheet of KyLinTV are summarized below for the years ended December 31, 2008 and 2009:
KyLinTV Condensed Income Statements6
December 31, 2009
December 31, 2008
Condensed income statement information:
Net sales
$8,127,760
$6,568,101
Net loss
$(5,604,118)
$(8,148,974)
Condensed balance sheet information:
Current assets
$1,924,891
$927,427
Non-current assets
$913,977
$2,411,319
Total assets
$2,838,868
$3,338,746
Current liabilities
$15,168,149
$10,063,909
Non-current liabilities
$-
$-
Equity (deficiency)
$(12,329,281)
$(6,725,163)
Total liabilities and equity
$2,838,868
$3,338,746
NeuLion and KyLinTV have an agreement wherein NeuLion builds and delivers the set up and back office operation of KyLinTV TV’s
IPTV service. As part of this agreement, NeuLion earns a portion of the subscriber revenue generated from KyLinTV subscribers. In 2008 and 2009, this generated NeuLion subscriber revenue of $0.9 million and $1.7 million, respectively. Management has projected this revenue to be $2.1 million in 2010.
6 KyLinTV TV’s financial statements are derived from NeuLion, Inc’s 2010 10K.
Page | 28

INSINC
On October 31, 2009, NeuLion acquired INSINC, a Canadian IPTV company for an aggregate purchase price of $6,694,293.
 INSINC is a media company that is positioned to take advantage of the rapidly expanding broadband online video market. The company offers an enabling platform, with proprietary software tools for broadcasting video over the Internet. INSINC offers a range of software tools for broadcasting video content over IPTV using the NeuLion platform.
Similar to NeuLion, its largest clients are in the area of sports, and include the Western Hockey League (WHL), Ontario Hockey League
(OHL), Central Hockey League (CHL), British Columbia Hockey League (BCHL), Central Canadian Hockey League (CCHL), Alberta
Junior Hockey League (AJHL), and Central Junior Hockey League (CJHL). When combined with NeuLion clients such as the National
Hockey League (NHL) and the American Hockey League (AHL), the Company will have a strong presence in the delivery of online video experiences for the North American hockey world.
INSINC's other sports clients include the Canadian Football League (CFL) which is similar to NeuLion’s relationship with the National
Football League (NFL) and approximately 175 US colleges, schools and conferences for which NeuLion provides online broadcasting of football and sports programming.
INSINC also provides its services to government and entertainment broadcasting sectors with clients including Business News Network
(BNN), CTV News Channel, Rogers Sportsnet, TVG Networks, The Canadian Press, the Canadian Ministry of Justice, the BC Ministry of
Education, and the Legislative Assemblies of British Columbia and Newfoundland and Labrador.
Page | 29

The income statement for INSINC for 2009 is included in the Company’s consolidated statement of operations from October 31, 2009 through December 31, 2009, and is summarized in the table below.
Description
2009
Revenue
$575,347
Cost of Revenue
$(238,309)
Operating Expenses
$(264,816)
Depreciation and Amortization
$(8,965)
Loss on Foreign Exchange
$(6,169)
Net Income
$57,088
A breakdown of INSINC’s projected operations for 2010 through 2014 is shown in the table below. This forecast was part of a valuation of
INSINC’s intangible assets as of October 31, 2009 as prepared by Peter Ott & Associates, Inc with input from Management.
Description
12/31/2010
12/31/2011
12/31/2012
12/31/2013
12/31/2014
Revenue
Existing Contract Revenue
$
4,661,638
$
4,937,191
$
5,325,734
$
5,808,061
$
5,049,175
New Customer Revenue
438,362
767,133
1,150,699
1,553,444
1,941,805
Total Revenue
5,100,000
5,704,324
6,476,433
7,361,505
6,990,980
Cost of Sales
Existing Contract Cost of Sales
$
2,463,360
$
2,488,125
$
2,521,467
$
2,557,705
$
2,214,187
New Customer Cost of Sales
241,099
421,923
632,884
854,394
1,067,993
Total Cost of Sales
$
2,704,459
$
2,910,048
$
3,154,351
$
3,412,099
$
3,282,180
Gross Profit
Existing Contract Gross Profit
$
2,198,278
$
2,449,066
$
2,804,267
$
3,250,356
$
2,834,988
New Customer Gross Profit
197,263
345,210
517,815
699,050
873,812
Total Gross Profit
$
2,395,541
$
2,794,276
$
3,322,082
$
3,949,406
$
3,708,800
Operating Expenses
SG&A Costs
1,238,846
1,272,899
1,316,272
1,357,431
1,238,964
Operating Income
$
1,156,695
$
1,521,377
$
2,005,810
$
2,591,975
$
2,469,836
Income Tax Expense
347,009
433,593
541,569
699,834
666,856
Net Income
$
809,686
$
1,087,784
$
1,464,241
$
1,892,141
$
1,802,980
Page | 30

Prior Transactions
The current Company (NeuLion) is the result of a merger between Jump TV Inc. and NeuLion, Inc. that was completed on October 20, 2008 with a total purchase price of $33,558,784. Under the terms of the Merger, NeuLion issued 49,577,427 shares directly, as well as 1,840,097 shares subject to a performance escrow relating to a prior acquisition, which represented approximately the entire issued and outstanding shares of NeuLion prior to closing, to the security holders of NeuLion USA in exchange for their NeuLion USA securities. The escrow shares were subsequently cancelled in September 2009. Pursuant to the Merger, the Company also issued 5,000,000 warrants to purchase shares, fully vested and exercisable for two years at US$0.63 per share, and 2,700,000 employee stock options to purchase shares, vesting in equal monthly amounts over 48 months and exercisable for five years at US$0.60 per Share, to employees of NeuLion USA who became employees of the Company.
On October 20, 2008, the following two transactions also took place which produced aggregate gross proceeds of CDN$11 million, or
USD$9.2 million:
1. AvantaLion LLS, which is an entity controlled by Mr. Charles Wang, Chairman of the Board of Directors, purchased 10 million units from Jump TV’s treasury stock at CDN$1 per unit. Each unit consists of the following:
a.
1 common share
 b.½ common share purchase warrant, with an exercise price of CDN$1 (exercisable for a period of two years)
2. Mr. G. Scott Paterson, CEO of Jump TV, purchased 1 million units under the same terms as Mr. Wang.
On June 4, 2009, the company then known as NeuLion, Inc. changed its name to NeuLion USA, Inc. (“NeuLion USA”). On July 13, 2009,
Jump TV Inc. changed its name to NeuLion, Inc. (the “Company” or “NeuLion”). In conjunction with the name change, NeuLion’s stock symbol on the Toronto Stock Exchange was changed from “JTV” to “NLN”.
Management has indicated that Mr. Paterson is the only member of Jump TV senior management that is still with NeuLion, Inc.
Page | 31

Financial Statement Analysis
Schedules 1 and 3 present the balance sheets of NeuLion as of December 31, 2007 through December 31, 2009. Presented in schedule 2 are common size balance sheets for the Company as of the same dates. The financial statements presented in this report represent the combined assets and liabilities, and results of operations from NeuLion USA and NeuLion, Inc., as detailed in the excerpt from the Company’s 2009
Audited Financial Statements taken from the 2009 Form 10K:
“On October 20, 2008, the company now known as NeuLion USA, Inc. (“NeuLion USA”) completed a merger (the
“Merger”) with the company then known as NeuLion, Inc. (“NeuLion” or the “Company”) that was accounted for as a reverse takeover. As a result of the Merger, NeuLion USA became the legal subsidiary of NeuLion.
On June 4, 2009, the company now known as NeuLion, Inc., a Delaware corporation and wholly-owned subsidiary of the company then known as Jump TV Inc., a Canadian corporation, changed its name to NeuLion USA. On July 13,
2009, Jump TV Inc. changed its name to NeuLion.
These consolidated financial statements for the years ended December 31, 2009 and 2008, and as at December 31,
2009 and 2008 are issued under the name of the legal acquirer in the Merger (NeuLion) but are deemed to be a continuation of the accounting acquirer (NeuLion USA). These financial statements reflect the assets, liabilities and results of operations of NeuLion USA, the accounting acquirer, and only include the assets, liabilities and results of operations of NeuLion, the legal acquirer, subsequent to the reverse takeover on October 20, 2008.”7
7 NeuLion Inc. 2009 Form 10K
Page | 32

Below are NeuLion’s key reported balance sheet items as of December 31, 2007 through 2009.
 Key Reported Balance Sheet Items8
Description
2009
20089
200710
Cash & Equivalents
$12,957,679
$27,323,021
$608,464
Inventories
928,592
347,600
323,500
Accounts Receivable
1,809,147
2,284,242
2,017,137
Prepaid Expenses & Deposits
966,101
1,830,260
525,637
Total Current Assets
17,765,679
33,320,146
3,663,593
Net Fixed Assets
5,754,255
6,474,989
2,281,667
Customer Relationships
9,462,904
5,668,916
-
Trademarks
79,167
80,415
-
Goodwill
6,757,194
6,846,183
-
Total Assets
$40,269,163
$53,737,682
$7,211,951
Working Capital
$964,371
$18,110,823
$242,774
Total Liabilities
$17,998,829
$16,724,104
$3,965,018
Shareholders' Equity
$22,270,334
$37,013,578
$3,246,933
A discussion of NeuLion’s key balance sheet items follows:
• The Company’s cash and equivalents balance has fluctuated considerably over the observed period. Although NeuLion successfully executed an IPO, it is still spending significant funds on early stage expenses. NeuLion does not have a credit facility, so it relies on cash to fund its operations. The Company’s cash outlays are offset by the capital that has periodically been raised over the past five
8This information comes from audited financial statements contained in NeuLion 2009 10k, and Jump TV’s 2008 10K
9 The 2008 Balance Sheet includes financial information for Jump TV after the date of the acquisition in October, 2008.
10 The 2007 Balance Sheet does not include the results of Jump TV.
Page | 33

years. The most recent round of financing caused the spike in cash in 2008, which has subsequently fallen to approximately $13 million in 2009. During 2009, NeuLion used $11.7 million to fund operations, which included working capital changes of $1.8 million, $1.2 million to purchase fixed assets and $1.6 million to acquire INSINC. NeuLion is burning through cash very quickly, which could be a problem if the Company does not generate positive cash flow in the near future.
•The Company’s average accounts receivable balance is $1.8 million as of December 31, 2009, which is relatively low as a percentage of revenue compared to the guideline public companies (these entities will be discussed in detail later in the report). The Company’s average accounts receivable turnover ratio is 14.5 turns compared to the guideline public company median of 5.7. The Company’s allowance for doubtful accounts was $30 thousand as of December 31, 2009, and $291 thousand as of December 31, 2008.
 Accordingly, NeuLion’s credit policy and collection efforts appear to be fairly effective.
•The Company’s inventory balance of approximately $930 thousand as of December 31, 2009 is made up of Set Top Boxes. This is a fairly low level of inventory because the Company is focused on providing end-to-end services as opposed to just selling STB’s.
 Service revenue is recurring, while STB revenue is not. Management expects revenue from STB sales to have a much slower growth rate than services revenue.
•Total current assets at December 31, 2009 were $17.8 million, a decrease of $15.5 million from the December 31, 2008 balance of $33.3 million. As mentioned earlier, the change is primarily due to a decrease in cash and cash equivalents of $14.4 million.
•Current liabilities at December 31, 2009 were $16.8 million, an increase of $1.6 million from the December 31, 2008 balance of $15.2 million. The change is primarily due to the fair value of the derivative liability of $1.4 million (which is a non-cash liability).
•The net working capital at December 31, 2009 was $964 thousand, a significant decrease from the December 31, 2008 net working capital of $18.1 million. The decreased working capital is primarily due to funding operations of $11.7 million and the fair value of the derivative liability of $1.4 million on December 31, 2009 (which is a non-cash liability).
o  Because the company used significant funds in 2009, it will need to generate positive cash flow going forward. If the Company is unable to generate positive cash flow it is likely that additional capital will need to be raised to continue funding losses.
•The Company has no interest bearing debt as of December 31, 2009. In general, the Company’s balance sheet is fairly healthy, but the liquidity position will be a critical component of NeuLion’s success going forward. If positive cash flow is not generated NeuLion will need additional cash going forward.
Page | 34

Schedule 4 presents the income statements of NeuLion for the years ended December 31, 2007 through December 31, 2009. Presented in schedule 5 are common size income statements for the Company for the same time periods.
Key Reported Income Statement Items11
Description
2009
200812
200713
Net Revenues
$28,093,677
$13,443,339
$7,810,711
Gross Profit
$13,706,525
$5,804,190
$2,306,457
Operating Expenses
$32,908,166
$16,830,832
$4,771,434
Total Other Income
$(439,280)
$(610,618)
$(2,050,782)
Net Income
$(19,640,921)
$(11,637,260)
$(4,515,759)
EBITDA
$(15,499,804)
$(10,064,768)
$(3,954,682)
In the following section of this report, the term “organic” refers to the period-over-period changes in NeuLion’s revenues and expenses, excluding the revenues and expenses of INSINC, a business that was recently acquired by the NeuLion, and excluding Jump TV. This allows for a better comparison of current year and prior year revenues and expenses, and to understand changes that have occurred, without regard to the effect of the Merger or the acquisition of INSINC. Also, the term “Acquired Business” refers to Jump TV.
Please note that a set of proforma income statements for 2007 and 2008 presented as if NeuLion and Jump TV had merged on January 1,
2007 is shown after the discussion of the Company’s actual audited financial statements.
Revenue
The Company’s revenue generation can be traced back to three major sources including Professional Sports, NCAA Sports, and
International/Ethnic Programming which account for the 16%, 30%, and 48% of the Company’s 2009 total revenue, respectively. However, in more general terms, NeuLion’s revenue can be divided into service revenue and equipment revenue which is the focus of our financial statement analysis.
11 This information comes from audited financial statements contained in NeuLion 2009 10k, and Jump TV’s 2008 10K
12 The 2008 Income Statement includes the results of operations for Jump TV after the date of the acquisition in October, 2008.
13 The 2007 Income Statement does not include the results of Jump TV.
Page | 35

•
Service Revenue oServices revenue includes revenue from subscribers, eCommerce and technology services. Services revenue increased from $9.5 million for the year ended December 31, 2008 to $26.5 million for the year ended December 31, 2009.
According to the Company’s 10K, the increase was due to the organic growth in services revenue, the effect of the Merger on
October 20, 2008 and the acquisition of INSINC effective October 31, 2009. The organic growth in the Company’s services revenue was $5.6 million. The growth in the Acquired Business comprised $10.8 million, and INSINC comprised $0.6 million, of total services revenue.
■    Subscriber revenue increased from $7.0 million for the year ended December 31, 2008 to $18.5 million for the year ended December 31, 2009. The increase was due to the growth in subscribers, the effect of the Merger on October 20,
 2008 and the acquisition of INSINC effective October 31, 2009. The organic growth in the Company’s subscriber revenue was $4.5 million resulting from $4.0 million in revenue growth from the Company’s existing customers coupled with $0.5 million in revenue generated from 15 new customers. The growth in the Acquired Business was
 $6.7 million and INSINC comprised $0.3 million of total subscriber revenue for the year.
■    eCommerce revenue increased from $0.9 million for the year ended December 31, 2008 to $3.9 million for the year ended December 31, 2009. The Acquired Business comprised all of eCommerce revenue for the year.
■    Technology services revenue increased from $1.6 million for the year ended December 31, 2008 to $4.1 million for the year ended December 31, 2009. The increase was due to organic growth in technology services revenue, the effect of the Merger on October 20, 2008, and the October 31, 2009 effective date of the acquisition of INSINC. As new customers begin streaming video or develop their user interface, the Company earns technology services revenue.
 This revenue is recognized over the life of the contractual relationship. The organic growth in the Company’s technology services revenue was$1.0 million. The growth in the Acquired Business was$1.2 million. INSINC comprised $0.3 million of total technology services revenue for the year.
•
Equipment Revenue
o  Equipment revenue decreased from $3.9 million for the year ended December 31, 2008 to $1.6 million for the year ended
 December 31, 2009. The decrease in equipment revenue is a result of the uneven nature of the revenue stream. The
 Company’s customers often place large single orders to meet minimum order requirements to manage the lead time between ordering and shipping and to minimize the related shipping costs.
Page | 36

Cost of Revenue
•     Cost of services revenue increased from $4.5 million, or 47%, of services revenue for the year ended December 31, 2008 to $12.8 million or 49% of services revenue for the year ended December 31, 2009. This increase was due to the costs associated with increased revenue, the effect of the Merger on October 20, 2008 and the acquisition of INSINC effective October 31, 2009. Cost of services revenue for the Acquired Business increased by $5.9 million. INSINC comprised $0.3 million of total costs of services revenue for the year.
•     Organic cost of services revenue increased from $2.5 million or 39.7% of services revenue for the year ended December 31, 2008 to
 $4.6 million or 39.0% of services revenue for the year ended December 31, 2009. The $2.1 million increase was a result of additional costs relating to co-location and network fees in support of increased revenue. The 0.7% improvement (as a percentage of services revenue) primarily relates to negotiated lower rates on bandwidth costs.
•     Cost of equipment revenue decreased from $3.1 million for the year ended December 31, 2008 to $1.5 million for the year ended
 December 31, 2009 on lower revenue. Cost of equipment revenue is directly variable with changes in equipment revenue. Cost of equipment revenue as a percentage of equipment revenue increased from 80% for the year ended December 31, 2008 to 94% for the year ended December 31, 2009 due to increased shipping costs related to TV-Desi and Talfazat rental STBs that generate no equipment revenue.
Operating Expenses
•     Operating Expenses increased from $14.2 million for the year ended December 31, 2008 to $28.8 million for the year ended
 December 31, 2009. The Acquired Business accounted for $9.1 million of the total increase, INSINC accounted for $0.3 million and the remaining increase of $5.2 million relates to the organic increase. The individual variances are due to the following:
o      Wages and benefits increased from $8.8 million for the year ended December 31, 2008 to $20.0 million for the year ended
 December 31, 2009. The Acquired Business accounted for $6.5 million of the total increase of $11.2 million in wages and benefits for the year. The organic increase of $4.5 million was primarily related to the increase in employees to support the increased revenue and the Merger with the Acquired Business. In conjunction with the Merger, the Company added senior management and provided market level compensation for the CEO. INSINC comprised $0.2 million of total wages and benefits for the year.
Page | 37

o    Stock-based compensation expense decreased from $1.8 million for the year ended December 31, 2008 to $1.2 million for the year ended Decembeor 31, 2009. This decrease was the result of 5 million fully vested warrants being issued in the prior year.
o    Marketing expenses increased from a $0.4 million for the year ended December 31, 2008 to $1.1 million for the year ended
 December 31, 2009. The Acquired Business accounted for $0.5 million of the total increase of $0.7 million in marketing expenses for the year. The Acquired Business is more of a business-to-consumer focused business and incurs higher marketing expenses including search engine marketing and search engine optimization on the Internet.
o    Professional fees increased from $1.2 million for the year ended December 31, 2008 to $1.7 million for the year ended
 December 31, 2009. The increase was primarily related to professional fees incurred in connection with the acquisition of
 INSINC.
o   Depreciation and amortization increased from $1.5 million for the year ended December 31, 2008 to $4.1 million for the year ended December 31, 2009. The increase was due to amortization on assets acquired in the Merger ($1.9 million) and amortization of the intangible assets acquired in the acquisition of INSINC.
o    Other SG&A expenses increased from $2.0 million for the year ended December 31, 2008 to $4.8 million for the year ended
 December 31, 2009. The Acquired Business accounted for $2.3 million of the total increase of $2.8 million for the year. The organic increase of $0.5 million was primarily related to increases in bank and processing fees and corporate systems costs of
 $0.4 million.
o    It is important to note that the Company has never paid income taxes, because it has never generated positive net income.
 Accordingly, the Company has a tax loss carry-forward available to offset future taxable income of $93.4 million as of
 December 31, 2009 that expires between the tax years 2010 and 2029. If the Company is able to generate positive net income in subsequent to 2009, the Company will record the benefit as a reduction in income tax expense.
Page | 38

Proforma Income Statements:
The table below presents the unaudited, combined proforma income statements for NeuLion and Jump TV, as if the two had been merged since the beginning of 2007. Please note that the net loss of $92 million in 2008 is partially attributable to impairment charges totaling $54 million.
NeuLion and Jump TV - Combined Proforma Income Statements14
2008
2007
Total revenue
$ 25,708,760
$16,785,370
Total cost of sales
$(18,836,212)
$(14,282,438)
Gross profit
$6,872,548
$2,502,932
Total sales, general and administrative
$(38,482,996)
$(32,487,244)
Stock-based compensation
$(3,374,767)
$(5,293,738)
Impairment of goodwill
$(47,882,317)
$-
Impairment of long-lived assets
$(5,982,030)
$-
Depreciation and amortization
$(3,602,169)
$(3,202,306)
Net loss
(92,459,364)
$(36,019,502)
14 This financial information is from NeuLion’s 2009 10K.
Page | 39

Financial Projections15
Management of NeuLion provided us with a financial forecast from 2010 through 2014 based on the Company’s operating history and assumptions about new business going forward. Please note that the percentages in between the columns represent annual growth rates.
The breakdown below is an indication of the Company’s expected financial performance for 2010 - 2014, which is presented in greater detail in Schedule 10. The Company used 2010 as a basis for forecasting years 2011 through 2014. Please refer to schedules 9 - 13 for a detail of Management’s projection.
Description
2010
2011
2012
2013
2014
Net Revenues
$41,251,000
56%
$60,192,000
46%
$81,467,900
35%
$103,101,500
27%
$123,453,200
20%
Cost of Revenues
18,687,000
45%
25,514,450
37%
33,771,065
32%
41,622,318
23%
49,293,084
18%
Gross Profit
22,564,000
66%
34,677,650
54%
47,696,835
38%
61,479,182
29%
74,160,116
21%
Operation Expenses
28,691,000
0%
34,106,000
19%
41,107,000
21%
47,536,000
16%
52,509,000
10%
Depreciation
3,296,000
3,511,000
1,336,255
1,430,000
1,425,000
Amortization
2,328,524
2,216,000
2,216,167
1,984,916
796,631
Net Income
(11,751,524) n/a
(5,155,350) n/a
3,037,413
n/a
10,528,266
287%
19,429,485
86%
EBITDA
(6,127,000) n/a
571,650
n/a
6,589,835
1053%
13,943,182
112%
21,651,116
55%
•     Total Revenue is forecast to increase from approximately $28 million as reported in 2009 to $41 million in 2010, representing a 56%
 growth in revenue. Management has indicated that NeuLion is on pace to meet its 2010 forecast through the first quarter of 2010 as a result of strong growth in service and equipment revenue. Subsequent to 2010, revenue is forecast to increase at a slower rate each year, until it reaches $123 million in 2014. This resents a compound annual growth rate of 31.53%, which is consistent with the industry forecasts presented in the industry analysis section of this report. Below is a breakdown of the various components of revenue.
15 Note that these projections were provided by the management of NeuLion. We have not audited or rendered any opinion with respect to this prospective data. The actual future results could be different than those forecasted by management and the difference could be material.
Page | 40

o  Subscription: 33% Growth Rate for 2010
■    Subscription revenue is expected to grow in almost every segment from $18.5 million in 2009 to $24.7 million in
 2010.
■    Substantial growth is expected in the INSINC, International (B2B), and Dish Network segments. Dish Network is expected to generate approximately $600 thousand of additional subscriber revenue in 2010. Please refer to our section on Dish Network for a full discussion.
o  E-Commerce: 40% Growth Rate for 2010
■    E-commerce, which contains advertising, merchandising, ticketing and auction revenue, is expected to have significant growth from $3.9 million in 2009 to $5.5 million in 2010.
■    The two fastest growing segments are advertising which is expected to increase 63%, and college networks which is expected to increase at a 20% growth rate.
o  Technology Services: 59% Growth Rate for 2010
■    Technology services revenue is expected to increase significantly from $4.0 million in 2009 to $6.2 million in 2010, which is attributable to significant growth from INSINC and Dish Network. Please refer to our section on Dish
 Network for a full discussion.
■    The Company is less aggressive on its outlook for most other technology service segments including Professional
 Sports and Variety, Sky Angel and International.
o  Equipment: 185% Growth Rate for 2010
■     Equipment revenue is expected to increase from $1.6 million in 2009 to $4.7 million in 2010.
■     The Company is expecting to substantially increase revenue from the sale of STB’s as a result of the recent agreement with Dish Network, and growth with Sky Angel faith based programming. Please refer to our section on Dish Network for a full discussion.
Page | 41

• Gross Margin
o      The Company’s gross margin is forecast to increase from 55% in 2010 to 60% in 2014. The Company’s cost of goods sold is forecast to decline as a percentage of revenue which is consistent with the Company’s historical performance. From 2007 through 2009, cost of revenue has fallen which has caused gross profit margins to increase each year from 30% in 2007 to
 49% in 2009.
• Operating Margin and EBITDA
o       The Company’s operating expenses are forecast to increase from approximately $29 million in 2010 to $53 million by 2014.
 This represents a slower growth rate than revenue and cost of goods sold, because a portion of the Company’s operating expenses are fixed costs. As a result, the Company is forecast to generate positive EBITDA in 2011, which increases each year thereafter to $22 million in 2014.
Page | 42

Dish Network Analysis
Based on our analysis of Management’s projections for NeuLion, Inc. we performed additional due diligence on the portion of the forecast related to Dish Network, which was previously discussed under the New Deals and Business Partners section of this report. As part of our analysis, we set up two different scenarios to test the conservativeness of Management’s forecast. The first scenario, which is the base case “Scenario A”, uses Management forecasts, while “Scenario B” uses more aggressive growth assumptions. The assumptions and results of the forecasts are detailed below.
In Scenario A, we used Managements detailed projections for 2010 to model NeuLion’ subscriber revenue, set top box revenue, and technology revenue from the agreement with Dish Network. In addition, we used Management’s assumptions about the cost of revenues for each of these sources to develop a forecasted gross margin from 2010 through 2014. Accordingly, Scenario A is based on
Management’s assumption that there will be zero subscribers in the first quarter of 2010, an average of ******* in the second quarter, an average of ******* in the third quarter, and an average of ******* in the fourth quarter. Subscription revenue for these subscribers was based on a pricing structure that is summarized in the table below:
Number of Subscribers
Revenue Per Subscriber
******* subs or *******
*******
******* subs
*******
******* subs
*******
******* subs
*******
Accordingly, Management’s forecast assumes a total of ******* subscribers by the end of 2010, translating to subscriber revenue of
$615,000, and a gross profit of $480,000.
The next component of Management’s forecast is the sale of set top boxes to Dish, which is based on the following pricing structure:
Number of Set Top Boxes Revenue Per STB
******* STB's *******
*******
******* STB's
*******
******* STB's
*******
Page | 43

Accordingly, the revenue from set top box sales to Dish Network (assuming a 1 to 1 subscriber to STB relationship) was $2,785,500 in
2010, translating to a gross profit of $1,210,500.
The third and final piece of the forecast is the technology piece, which was estimated to have revenue of $183,000 and a gross margin of $163,000 in 2010.
Accordingly, Management projected total revenues relating to the Dish Network agreement to be $3,583,500 for 2010 and a gross profit of $1,853,500 for 2010.
Using Management’s 2010 projection, we increased the number of subscribers at the total revenue growth rate from 2011 through 2014 in Management’s forecast which is shown in the table below.
Scenario A:
Description
2010
2011
2012
2013
2014
NeuLion Total Revenue Growth Rates
45.92%
35.35%
26.55%
19.74%
Per Management Financial Forecast
Number of Subs Year End
******* ******* ******* *******
*******
Annual Sub Revenue
$615,000
$1,877,250
$2,472,180
$3,104,681
$3,721,591
Annual STB Revenue
2,785,500
976,500
1,096,429
1,115,082
1,049,007
Annual Technology Revenue
183,000
233,000
184,000
180,000
180,000
Total Dish Revenue
$3,583,500
$3,086,750
3,752,609
$4,399,763
$4,950,598
Total Cost of Goods Sold
(1,730,000)
(1,120,512)
(1,314,824)
(1,445,274)
(1,536,623)
Gross Profit
$1,853,500
$1,966,238
$2,437,786
$2,954,488
$3,413,976
Based on the above analysis it is clear that the forecast is conservative, since the target of hitting ******* subscribers by the end of
2012 was not met and only the series D-1 and D2 warrants would be vested. Further, Management is assuming that even though Dish
Network would not have received ******* subscribers by the end of 2012 to exercise its option to renew the contract, that Dish Network would choose to renew the contract anyway.
Page | 44

To show the sensitivity of NeuLion’s projections, we performed a Scenario B analysis which contains significantly more aggressive growth assumptions.
It is important to note that since there is no history for this business plan by Dish Network, there is no true supportable basis to include this aggressive projection in NeuLion’s forecasted results at this time.
Using the same pricing structure and gross profit margin calculations for the three sources of business from the Dish Network deal, we have updated the growth assumptions so that the Dish meet its level of subscribers by 2012 to renew the agreement. Scenario B is summarized in the table below.
Scenario B:
Description
2010
2011
2012
2013
2014
NeuLion Total Revenue Growth Rates
90.00%
75.00%
50.00%
50.00%
Number of Subs Year End
******* ******* ******* ******* *******
Annual Sub Revenue
$615,000
$2,167,313
$3,606,328
$ 5,494,008
$ 8,061,012
Annual STB Revenue
2,785,500
1,913,625
3,029,906
3,534,891
5,302,336
Annual Technology Revenue
183,000
233,000
184,000
180,000
180,000
Total Dish Revenue
$3,583,500
$4,313,938
$6,820,234
$9,208,898
$13,543,348
Total Cost of Goods Sold
(1,730,000)
(1,844,858)
(2,890,149)
(3,583,774)
(5,326,148)
Gross Profit
$1,853,500
$2,469,080
$3,930,085
$5,625,125
$8,217,199
As shown above, if the 150,000 subscriber threshold is met in 2014, then all of the Dish Network warrants would be vested, and the gross margin in each year from 2011 through 2015 is increased significantly relative to Scenario A. Accordingly, if Management’s forecast had utilized more aggressive assumptions it would have a positive impact on the Company’s value16.
16 It should be noted that more aggressive assumptions typically require a much higher discount rate to account for the significant risk associate with the probability of achieving such aggressive results.
Page | 45

The difference in gross profit margins between Scenario A and Scenario B is shown in the table below:
Description
2010
2011
2012
2013
2014
Scenario B Number of Subs
******* ******* ******* ******* *******
Scenario A Number of Subs
******* ******* *******
*******
*******
Cumulative Difference
*******
******* ******* ******* *******
Scenario B Gross Profit
$1,853,500
$2,469,080
$3,930,085
$5,625,125
$8,217,199
Scenario A Gross Profit
1,853,500
1,966,238
2,437,786
2,954,488
3,413,976
Difference
$
-
$502,842
$1,492,299
$2,670,637
The impact of this difference on the value of NeuLion would be such that the range of value could increase by approximately $19 million on the low end and approximately $28 million on the high end. It should be noted, that given the additional risk in achieving the higher number of subscribers it is possible that the discount rate might be adjusted for the additional risk, and thus reduce the variance in value due to the increase in forecasted subscribers.
Page | 46
$4,803,223

Economic Outlook
Page | 47

In conjunction with our analysis of the fair market value of the Company, we reviewed the national economic condition at or around the
Valuation Date. The following is a summary of our findings.17
General Economic Conditions
The gross domestic product (GDP), the broadest measure of the U.S. economy, grew at a 5.7% annual rate in the fourth quarter of 2009. This was the GDP’s fastest pace in more than six years. GDP growth this quarter was much stronger than some analysts had forecasted, as economists surveyed by Briefing.com had forecasted growth at an annual rate of 4.7%. To many, this quarter’s economic growth provides yet another sign that an economic recovery is taking hold. Although the GDP report does not mark an official end to the recession, two straight quarters of economic growth is typically a sign of a recovery. Many economists agree that the recession ended at some point in the middle of 2009.
Gross Domestic Product
The U.S. Department of Commerce reported that the nation's economy—as indicated by the GDP—increased at an annual rate of 5.7% in the fourth quarter. The economy grew at a 2.2% annualized rate in the third quarter of 2009. The GDP is the total market value of goods and services produced in the U.S. economy and is generally considered the most comprehensive measure of economic growth.
The fourth quarter increase in real GDP primarily reflected positive contributions from private inventory investment, exports, and personal consumption expenditures. Imports, which are a subtraction in the calculation of GDP, increased. Despite this quarter’s growth, the economy contracted by 2.4% in 2009. The economy grew by 0.4% and 2.1% in 2008 and 2007, respectively. Although the GDP declined this year, the third and fourth-quarter figures signal that the worst is over to many economists.
The 2009 decrease in real GDP primarily reflected negative contributions from nonresidential fixed investment, exports, private inventory investment, residential fixed investment, and personal consumption expenditures that were partly offset by positive contributions from federal government spending.
17 Part of the contents of the economic outlook section of this valuation report are quoted from the Economic Outlook Update 4Q 2009 published by Business Valuation
Resources, LLC, reprinted with permission. The editors and Business Valuation Resources, LLC, while considering the contents to be accurate as of the date of publication of the Update, take no responsibility for the information contained therein.
Page | 48

Fixed Investments
Business spending, also known as nonresidential fixed investment, grew 2.9% in the fourth quarter. This is the first quarterly growth since the second quarter of 2008. Business spending decreased 5.9% in the third quarter and 9.6% in the second quarter. Business spending declined by 17.9% in 2009, after growing 1.6% and 6.2% in 2008 and 2007, respectively.
Business spending on structures (nonresidential structures) decreased 15.4% in the fourth quarter and 18.4% in the previous quarter. This is the sixth consecutive quarterly decline. Business expenditures on equipment and software increased at an annual rate of 13.3% in the fourth quarter—the largest increase since the first the first quarter of 2006.
Consumer Prices and Inflation Rates
Inflationary pressures were relatively tame during the fourth quarter of 2009. The Federal Open Market Committee (FOMC) stated in their most recent release that they expect inflation to “remain subdued for some time.”
According to the U.S. Department of Commerce, the price index for gross domestic purchases, which measures prices paid by U.S. residents, increased 2.1% in the fourth quarter. The price index for gross domestic purchases measures prices paid by U.S. residents. In the third quarter, the index increased 1.3%. Excluding food and energy prices, the price index for gross domestic purchases increased by 1.2% in the fourth quarter, compared with an increase of 0.3% in the third quarter.
Consumer spending, also known as personal consumption, continued to rise this quarter. Consumer spending increased 2.0% in the fourth quarter after growing 2.8% in the third. Consumer spending declined 0.6% in 2009, after dropping 0.2% in 2008 and increasing 2.6% in
2007. Consumer spending on durable goods—items meant to last three or more years—decreased 0.9% in the fourth quarter after growing
20.4% in the third. The large increase in durable goods purchases last quarter largely reflected motor vehicle purchases under the Cash for
Clunkers program. Consumer spending on durable goods declined 4.0% in 2009, after decreasing 4.5% in 2008 and increasing 4.3% in 2007.
Energy Prices
As reported by the Energy Information Administration (EIA), the spot price for a barrel of West Texas Intermediate (WTI) crude oil was
$79.39 at the end of the fourth quarter, an increase from $70.46 per barrel at the end of the third quarter and $69.82 at the end of the second.
The regular retail gas price (conventional areas) was $2.56 per gallon at the end of the fourth quarter, compared with $2.43 per gallon at the end of the third quarter and $2.59 per gallon at the end of the second. At their current prices, WTI crude oil and retail gas prices are significantly higher then they were one year ago when the EIA reported that, at the end of the fourth quarter of 2008, the United States spot price for a barrel of WTI crude oil was $44.60 and the regular retail gas price (conventional areas) was $1.59 per gallon.
Page | 49

Interest Rates
The Federal Open Market Committee (FOMC) met two times during the fourth quarter of 2009, issuing two statements on their target for the federal funds rate. The federal funds rate is the interest rate at which a commercial bank lends immediately available funds in balances at the Federal Reserve to another commercial bank.
At their first scheduled meeting this quarter (November 4), the FOMC decided to keep the target for the federal funds rate unchanged at a range of 0% to 0.25%. The press release stated that the information received by the FOMC since their last meeting suggested that economic activity continued to pick up, though conditions in financial markets were roughly unchanged. They noted that activity in the housing sector has increased. Although household spending appeared to be increasing, the FOMC found that it is still constrained by ongoing job losses, sluggish income growth, lower housing wealth, and tight credit. Although businesses are still cutting back on fixed investment and staffing, they are doing so at a slower pace. Further, businesses continued to make progress in bringing inventory stocks into better alignment with sales. The Committee also expected inflation to remain subdued.
Unemployment
The U.S. Department of Labor reported that the unemployment rate continued to climb in the fourth quarter. Unemployment averaged 10.0%
during the fourth quarter, up from 9.7% in the third quarter. The number of unemployed persons averaged 15.406 million in the fourth quarter, up from an average of 14.895 million last quarter. At the start of the recession in December 2007, the number of unemployed persons was 7.7 million, and the unemployment rate was 5.0%.
Among the unemployed, the number of long-term unemployed (those jobless for 27 weeks and over) continued to trend up, reaching 6.1 million. In December, 4 in 10 unemployed workers were jobless for 27 weeks or longer.
Stock Markets
Stocks continued to climb this quarter, with the major stock indexes ending the year with double-digit gains. December 31 marked the end of what has been the worst calendar decade for stocks since the 1820s, when reliable stock-market records began, according to data compiled by Yale University finance professor William Goetzmann. However, according to The Wall Street Journal, the rally from the stock market's
12-year low in March represents the strongest rebound since 1933. And it wasn't just big stocks that rallied. Encouraged by government efforts to restart the financial system and stimulate the economy, investors who had fled from all but the very safest investments in 2008 dove back into the most volatile stocks and bonds, racking up big gains along the way, found The Wall Street Journal.
Page | 50

Going into 2010, the economy seems to be showing enough momentum that few investors fear a sudden dip back into recession, although most still expect a slow recovery. The Wall Street Journal noted that the market continues to benefit from the Federal Reserve's pledge to keep interest rates low for an "extended period" and the federal government's stimulus dollars that continue to pour into the economy. "We're probably still only in the early stages of a potentially big economic recovery but I think it's probably not until well into next year [2010] that investors begin to broadly recognize it," says Thomas Lee, U.S. equity strategist at J.P. Morgan Chase.
Bond Markets
Despite the stock market’s big gains in 2009, The Wall Street Journal reported that many individual investors remained skeptical. Between
March and the end of November, they pulled $13 billion out of U.S. stock mutual funds and poured $239 billion into bond funds, according to Morningstar Inc. (although some of the money heading into bond funds reflected a shift out of money-market funds yielding essentially zero).
The five-year Treasury ended the fourth quarter of 2009 with a yield of 2.69%, up from 2.31% at the end of the previous quarter. The 30-
day T-bill rate was at 0.04% at the end of the fourth quarter, down from 0.06% at the end of last quarter.
Economic Outlook
According to Consensus Economics, Inc., publisher of Consensus Forecasts - USA, the real GDP is forecasted to increase at a rate of 3.0% in the first quarter of 2010, then at a rate of 3.0% in the second quarter of 2010 (percentage change from previous quarter, seasonally adjusted annual rates). They forecast real GDP to grow 2.9% in 2010, 3.1% in 2011, and 3.3% in 2012 (average percentage change on previous calendar year). In the long term, they predict real GDP to grow by an average annual rate of 2.6% between 2015 and 2019. Every month,
Consensus Economics surveys a panel of prominent U.S. economic and financial forecasters for their predictions on a range of variables including future growth, inflation, current account and budget balances, and interest rates.
According to the survey, consumer prices will increase 2.2% in 2010, 1.9% in 2011, and 2.0% in 2012. In the long term, Consensus
Forecasts - USA forecasts consumer prices will grow at an average annual rate of 2.4% between 2015 and 2019. They forecast producer prices to increase 2.7% in 2010 and 1.8% in 2011. They also expect real disposable personal income to grow 2.0% in 2010 and 2.4% in
2011.
Page | 51

Interest rates on three-month Treasury bills and 10-year Treasury bonds will rise over the next year, according to the forecasters of
Consensus Forecasts - USA. According to the survey, the three-month Treasury bill rate will rise to 0.2% by the end of April 2010, then to
1.0% by the end of January 2011. They forecast the yield on the 10-year Treasury bond will rise to 3.8% at the end of April 2010, then to
4.4% by the end of January 2011. According to the survey, the three-month Treasury rate will average 3.3% between the years 2011-2014, and 4.2% between the years 2015-2019. The 10-year Treasury bond yield is expected to average 4.9% between the years 2011-2014, and
5.5% between the years 2015-2019.
The 32 participants in The Livingston Survey released their newest predictions in December. The forecasters, who are surveyed by the
Federal Reserve Bank of Philadelphia twice a year, project real GDP to grow at an annual rate of 2.6% between 4Q 2009 and 2Q 2010. They then expect GDP to increase at an annual rate of 3.0% between 2Q 2010 and 4Q 2010.
The Survey also noted that forecasts for the unemployment rate have been revised upward for 2010 and are expected to remain relatively high through the end of next year. The forecasters expect the unemployment rate will rise to 10.3% by June 2010, up from their previous estimate of 9.8%. They expect unemployment to drop slightly to 9.9% by December 2010.
The forecasters in The Livingston Survey have increased their predictions for consumer price (CPI) inflation. They expect CPI inflation to average 2.2% in 2010, up from the previous estimate of 1.7%. They predict CPI inflation will be 1.8% in 2011. Inflation (as measured by the consumer price index) is predicted to average 2.4% over the next 10 years, slightly lower than the forecast of 2.5% reported in the prior
16 surveys, and thus representing the first change in expected inflation since the survey of December 2001. The Survey estimates producer price (PPI) inflation will average 2.4% in 2010—up from the previous estimate of 1.3%—before averaging 2.2% in 2011.
The forecasters from the Survey have increased their previous projections for future S&P 500 values. They expect the S&P to rise to 1,155 by June 30, 2010 before climbing to 1,197 by December 31, 2010. They believe the S&P will end 2011 at 1,250.
Page | 52

Industry Outlook
Page | 53

Internet Protocol Television
Internet Protocol television (IPTV) is a system through which internet television services are delivered using the architecture and networking methods of the Internet Protocol Suite over a packet-switched network infrastructure, e.g., the Internet and broadband
Internet access networks, instead of being delivered through traditional radio frequency broadcast, satellite signal, and cable television
(CATV) formats.
IPTV services may be classified into three main groups: live television, time-shifted programming, and video on demand. It is distinguished from general Internet-based or web-based multimedia services by its on-going standardization process (e.g., European
Telecommunications Standards Institute) and preferential deployment scenarios in subscriber-based telecommunications networks with high-speed access channels into end-user premises via set-top boxes or other customer-premises equipment. 18
The “IPTV” phrase was coined in 1995 by the founders of Precept, who designed and built the first internet protocol video product.
Although IPTV was a major technological achievement its progress was held back by the lack of widespread consumer access to high speed broadband. Now that Broadband is more prevalent, IPTV is gaining traction and the future prospects for the technology are extremely promising.
According to research from Informa Telecoms & Media, the global IPTV market reached 29.7 million subscribers at the end of 2009, which is up from 19.4 million at the end of 2008. However, widespread adoption of the technology is still slow, and is highly concentrated in France, the United States, China, and South Korea.
IPTV has only 5% of the multichannel television market and less than 2% penetration of the world’s households. IPTV has gained market share in markets where one or more competing forms of multichannel television are absent or weak such as Iceland, Qatar
Cyprus, Slovenia, Croatia, Estonia, Montenegro, and Greece. 19
Although IPTV is only a small portion of the multichannel television market, it is clear that this is a high growth area. There are a number of reasons that consumers are choosing IPTV services over traditional offerings such as cable and satellite. Consumers are interested in less expensive service offerings, bundled services, new offerings, etc. These are broken down in the table below:
18 www.wikipedia.com
19 IPTV Gaining Traction Slowly But Surely, James Middleton, March 23, 2010 www.telecoms.com
Page | 54

Reasons for Switching TV Providers
"What are your TOP THREE reasons for switching to a new television service provider?"
(Among BB HHs intending to switch service providers)
Western European Respondents
North American Respondents
Cheaper services
Bundle service at a lower cost
New features with service
Better customer support
Alternative to current options
Faster broadband
0%
75%
Percentage of Respondents Indicating that Reason is a Top Three (%)
Sources: TV 2.0: The Consumer Perspective, GDL: Entertainment 2.0 in Europe
© 2009 Parks Associates

Other reasons that consumers are switching to IPTV service is that television’s role is evolving from a passive experience to an interactive, personalized experience. Consumers are no longer content to simply watch what is broadcast at a particular time. Instead, the TV experience is being enhanced through digital recorders, video on demand, surfing the internet while watching TV, texting and/or instant messaging while watching TV, interactive voting (example: American Idol).
Page | 55

Television Features with the Highest Appeal
"How appealing would you find the following features?"
(Percentage of respondents rating feature as 6-7)
North American Respondents
Western European Respondents
Primetime Anytime
Catch-up/Start Over Primetime
Caller ID on the TV Screen
Whole-home DVR
Simple Single-player Games
DVR Place-shifting
External Hard Drive for DVR
Digital Media Place-shifting
Channel Video Thumbnails
Interoperability between STB and PC
0%
50%
Percentage of Respondents (%)
Sources: TV 2.0: The Consumer Perspective, GDL: Entertainment 2.0 in Europe
© 2009 Parks Associates

The following table indicates the list of features that consumers find most appealing about the interactive television experience:
The most important feature in the market today is on-demand television and movie viewing. This has experience large gains in recent years with both free and premium content offerings from service providers. It is logical that consumers would show preference for a service that allows them to watch programming that conforms to their schedule. The challenge for service providers such as NeuLion
Page | 56

is obtaining the on-demand rights for the content. The extent to which the content is monetized (advertising, subscription, sponsorship, etc.) will impact the degree to which content owners are willing to release content.20
An IPTV Global Forecast published by the Multimedia Research Group in May, 2009 indicated that the number of global IPTV subscribers will grow from 26.7 million in 2009 to 81 million in 2013, which equates to a compound annual growth rate of 32%. The forecast continues to say that the size of the global IPTV market is $6.7 billion in terms of service revenue, which will grow to $19.9 billion by 2013, equating to a compound annual growth rate of 31%.
Another forecast of the IPTV market, is the Cisco Visual Networking Index Forecast 2008-2013. This is a broader forecast that takes into account various types of internet activity, but includes discrete projections for the IPTV market. The following bullet points indicate some highlights from the Cisco forecast:
•      The sum of all forms of video (TV, video on demand, Internet, and P2P) will account for over 91 percent of global consumer traffic by 2013.
•      Internet video alone will account for over 60 percent of all consumer Internet traffic in 2013.
•      In 2013, Internet video will be nearly 700 times the U.S. Internet backbone in 2000. It would take well over half a million years to watch all the online video that will cross the network each month in 2013. Internet video will generate over 18 exabytes per month in 2013.
•      Video communications traffic growth is accelerating. Though still a small fraction of overall Internet traffic, video over instant messaging and video calling are experiencing high growth. Video communications traffic will increase tenfold from 2008 to
 2013.
•      Real-time video is growing in importance. By 2013, Internet TV will be over 4 percent of consumer Internet traffic, and ambient video will be 8 percent of consumer Internet traffic. Live TV has gained substantial ground in the past few years: globally, P2P
 TV is now slightly over 7 percent of overall P2P traffic at over 200 petabytes per month.
•      Video-on-demand (VoD) traffic will double every two years through 2013. Consumer IPTV and CATV traffic will grow at a 53 percent CAGR between 2008 and 2013, compared to a CAGR of 40 percent for consumer Internet traffic.
20 IPTV and the Digital Home, 2009 Parks & Associates
Page | 57

Global Mobile Highlights
•     Globally, mobile data traffic will double every year through 2013, increasing 66x between 2008 and 2013. Mobile data traffic will grow at a CAGR of 131 percent between 2008 and 2013, reaching over 2 exabytes per month by 2013.
•     Almost 64 percent of the world's mobile data traffic will be video by 2013. Mobile video will grow at a CAGR of 150 percent between 2008 and 2013.
•      Mobile broadband handsets with higher than 3G speeds and laptop aircards will drive over 80 percent of global mobile traffic by
 2013. A single high-end phone (such as an iPhone or Blackberry) generates more data traffic than 30 basic-feature cell phones.
 A laptop aircard generates more data traffic than 450 basic-feature cell phones.
Page | 58

The following table shows a breakdown of consumer internet traffic by segment and geography, forecasted out to 2013. It is clear that
Internet Video to PC and Internet Video to TV are the two highest growth areas:
Consumer Internet Traffic, 2008-2013
2008
2009
2010
2011
2012
2013
CAGR 2008-2013
By Sub-Segment (PB per month)
Web/Email
1,239
1,595
2,040
2,610
3,377
3,965
26%
File Sharing
3,345
4,083
5,022
6,248
7,722
9,629
24%
Internet Gaming
47
87
135
166
217
239
39%
Internet Voice
103
129
152
174
183
190
13%
Internet Video Communications*
36
57
94
160
239
354
58%
Internet Video to PC*
1,112
2,431
4,268
6,906
9,630
12,442
62%
Internet Video to TV*
29
149
381
1,004
1,711
2,594
146%
Ambient Video
110
224
634
1,332
2,089
2,715
90%
By Geography (PB per month)
North America
1,279
1,881
2,807
4,357
5,839
7,213
41%
Western Europe
1,622
2,177
2,989
4,333
5,841
7,450
36%
Asia Pacific
2,487
3,707
5,382
7,570
10,306
13,311
40%
Japan
268
421
614
905
1,172
1,415
39%
Latin America
165
270
437
655
921
1,243
50%
Central Eastern Europe
163
242
397
619
843
1,153
48%
Middle East and Africa
37
57
100
162
246
343
56%
Total (PB per month)
Consumer Internet traffic
6,020
8,755
12,726
18,601
25,168
32,129
40%
Source: Cisco VNI, 2009
*Video Communications: includes PC-based video calling, webcam viewing, and web-based video monitoring *Internet Video to PC: free or pay TV or VoD viewed on a PC, excludes P2P video file downloads *Internet Video to TV: free or pay TV or
VoD delivered via Internet but viewed on a TV screen using a STB or media gateway
Page | 59

The following table breaks down the consumer internet video to personal computer (in terms of petabytes), forecasted from 2008 through 2013.
"Internet Video to PC" refers to online video that is downloaded or “streamed” for viewing on a PC screen. It excludes peer-to-peer downloads, and is distinct from Internet-delivery of video to a TV screen through a set-top box (STB) or equivalent device. Much of the video viewed on PC is short-form content, and a large part of it is made up of free clips, episodes, and other content offered by traditional content producers such as movie studios and television networks.
Consumer Internet Video to PC, 2008-2013
2008
2009
2010
2011
2012
2013
CAGR 2008-2013
By Geography (PB per month)
North America
246
579
1,063
1,830
2,345
2,744
62%
Western Europe
183
396
715
1,276
1,960
2,840
73%
Asia Pacific
608
1,263
2,095
3,126
4,382
5,585
56%
Japan
23
62
120
189
251
306
68%
Latin America
34
82
151
242
348
468
68%
Central Eastern Europe
15
41
99
189
259
374
90%
Middle East and Africa
4
9
25
53
84
124
101%
Total (PB per month)
Consumer Internet video to PC
1,112
2,431
4,268
6,906
9,630
12,442
62%
Source: Cisco VNI, 2009
Page | 60

The following table breaks down the consumer internet video to television (in terms of petabytes), forecasted from 2008 through 2013.
"Internet Video to TV" includes video delivered via Internet to a TV screen, by way of an Internet-enabled set-top box or equivalent device. Examples of devices now available include Microsoft's Xbox 360 and the Roku digital video player, through which users can download film and television content.
Consumer Internet Video to TV, 2008-2013
2008
2009
2010
2011
2012
2013
CAGR 2008-2013
By Geography (PB per month)
North America
3
56
146
444
789
1,233
234%
Western Europe
10
23
86
217
371
553
124%
Asia Pacific
5
19
40
101
200
327
134%
Japan
9
41
85
183
252
330
106%
Latin America
0
1
2
7
16
28
232%
Central Eastern Europe
2
9
21
49
75
111
120%
Middle East and Africa
0
1
2
5
8
13
180%
Total (PB per month)
Consumer video to TV
29
149
381
1,004
1,711
2,594
146%
Source: Cisco VNI, 2009
According to the IPTV industry forecasts illustrated above, the IPTV market is poised for tremendous growth. Now that consumer access to broadband is prevalent, acceptance of IPTV as a media source will continue to increase. NeuLion’s strategy is to leverage its partnerships with high profile organizations such as the NFL, NHL, and NCAA to continue as a major player in the sports market.
Also, the Company should be able to continue its growth through its competitive advantage of providing end-to end service.
Page | 61

Valuation Analysis
Page | 62

Valuation Methods
The approaches considered to develop a value for the Company in this engagement were:
■
The Asset Approach
o  The asset approach, sometimes referred to as the “cost” approach, is a general way of determining a value indication of a business, business ownership interest, or security using one or more methods based on the value of the assets net liabilities. Each asset and liability of the business is valued separately and then summed up to produce the total value of the business. This method is most commonly used for investment or holding companies that do not have ongoing operations of their own. It may also be used for operating businesses that are not profitable or only marginally profitable. Generally, this method is not the most appropriate method for valuing a profitable, operating business.
■
The Market Approach
o  The market approach is a general way of determining a value indication of a business, business ownership interest, security, or intangible asset by using one or more methods that compare the subject to similar businesses, business ownership interests, securities, or intangible assets that have been sold. This approach, however, can be difficult to utilize for small, closely held businesses because guideline and other market directed indicators are scarce and reliable information can be difficult to obtain. Nonetheless, this approach can and should be used to a limited degree for private businesses, when sufficient relevant market data exists.
■
The Income Approach
o  The income approach is a general way of determining a value indication of a business, business ownership interest, security, or intangible asset by using one or more methods to convert anticipated economic benefits into a present single amount. This approach assumes that the investor could invest in a property with similar investment characteristics, although not necessarily the same business. The computations under this approach generally determine that the value of the business is equal to the expected future income or cash flows divided by a required rate of return
 (which is based upon the relative risk of the investment).
Page | 63

As indicated previously in this report, the three approaches of valuation considered are (1) the asset approach, (2) the income approach, and (3) the market approach. We also investigated whether there were any other published industry methods for valuing this type of business. The narrative that follows discusses our consideration of each approach and the method ultimately used to value the
Company.
As described above, the asset approach arrives at value by determining the fair market value of each individual asset and liability of the Company and then accumulating the total value of the net assets.
An asset-based approach is most appropriate when valuing an investment or real estate holding company, or a business appraised on a basis other than as a going concern. It is not normally used to value a profitable operating company because it does not consider the ongoing earnings capacity of the Company. Accordingly, we did not use the asset approach to value NeuLion.
The market approach is an objective way to establish the fair market value of a business, when sufficient comparable market activity can be identified and relevant financial information about the transactions can be obtained. When using the market approach, the valuator identifies actual market transactions (referred to as “guidelines” or “comparables”), derives ratios from those transactions, and then applies the ratios to the subject company to derive its fair market value. One method used under the market approach utilizes valuation multiples based on information derived from minority shares of publicly traded guideline companies, while a second method utilizes recent transactions involving the sale of companies similar in nature to the subject company. Both of these methods were utilized in our analysis of NeuLion.
The following section of the report begins with a discussion of the Income Approach, which is followed by the guideline public company method and transaction method under the market approach.
Income Approach
Discounted Cash Flow Method
A discussion of the Company’s projected financial performance, as presented in Schedule 11, was presented in a previous section of this report. Additional adjustments were made to adjust NeuLion’s projected EBITDA to net cash flow, which represents the cash available to debt and equity holders of the Company as detailed on Schedule 14.
Our analysis begins with pre-tax income, from which no income tax was deducted due to the Company’s NOL carryforward of $93 million that has accumulated since the Company’s inception. The Company has the option to apply its $93,170,139 NOL carryforward against future income until it has been exhausted or upon expiration. The NOL carryforward does not begin to expire until 2026 ($198
Page | 64

thousand income tax allowance will expire in 2010, because the Company is not expected to generate a profit).21
Depreciation is added back based on the depreciation of its fixed assets, in addition to expected depreciation from future capital expenditures. Amortization based on the current amount of intangible assets (trademarks and customer relationships) was also added back according to estimates in the Company’s audited financial statements.
Next, Management’s estimate of capital expenditures was deducted from cash flow, representing additional assets that will be needed to grow operations and replace fixed assets currently in use. The 2010 estimate was based on Management’s specific estimates, and subsequent periods were estimated based on a percentage of revenue. It should be noted that the Company’s capital expenditures are expected to be relatively low.
Finally, additions to the Company’s net working capital position were subtracted to estimate the additional working capital necessary to fund the Company’s operations. In 2010, the Management estimated that it would require approximately $12 thousand of additional working capital. Subsequent to 2010, Management estimated that NeuLion will need to supplement its working capital position to maintain a working capital balance equal to approximately 2.5% of revenue. After this adjustment, the resulting projected cash flow represents the cash flow available to debt and equity holders of the Company, which must be discounted back to present value based on the Company’s weighted average cost of capital, which is discussed below.
We have calculated a discount rate using the build-up method. The components of the discount rate include a risk-free rate, an equity risk premium, a small size premium, an industry premium, and a company specific risk premium.
The risk-free rate is the return that an investor would require, at a bare minimum, to invest in an extremely safe investment. In this particular instance, the yield for 20-year Constant Maturity U.S. Treasury Bonds is used as an indication of the risk-free rate. This rate as of March 31, 2009 is 4.55%. Added to the risk-free rate is an equity risk premium, which represents the premium that common stockholders required in the public market place over investors in long-term government bonds. The appropriate equity risk premium has been determined based on several different sources of data. One source, an ongoing study published by Morningstar known as
Ibbotson SBBI 2009 Valuation Yearbook (“SBBI”), indicates that the market expected equity risk premium of common stock returns over long-term government bond returns for the period 1926 through 2008 is 5.73%, which is the supply-side equity risk premium. The
SBBI analyses make extensive use of the rate of return databases compiled by the Center for Research in Security Prices at the
University of Chicago, Booth School of Business.
Next, a small size premium of 5.81% was added for the risks associated with small companies that fall within the 10th decile of all common stocks ranked by market capitalization. Additionally, a negative risk adjustment of (0.19%) was subtracted based on the
21 Valuation of the NOL benefit assumes there is no change of control.
Page | 65

industry premium for SIC 84, representing companies in the Cable and Other Pay Television Services as published by the SBBI 2009
Yearbook. The total of the equity risk premium, size premium, and negative industry premium is 11.35%.
The final component encompasses the subject company’s specific risk factors that have not already been captured in the previous equity risk premiums. This risk premium takes into consideration the detailed analysis performed by the valuation analyst, including factors such as the company’s management structure, the ability of the company to raise capital, and other unique risks relating to the subject company. Based on our understanding of NeuLion, we estimate these specific risks to require an additional 4.00% return. This specific company risk premium was based on consideration of the following factors:
•     Competition: NeuLion’s competitive advantage is the end-to-end suite of services that it is able to offer its partners. However, the
 Company does have significant competition in the industry, and it is likely that more players will enter the market due to substantial growth forecasts for IPTV. This is seen as an additional risk factor in our analysis of company specific risk.
•     Financial Strength: The Company’s has a reasonably healthy balance sheet as of the Valuation Date, but the working capital position is a point of concern because the Company has burned a significant amount of cash in its development stages. The
 Company will need to generate positive cash flow going forward in order to have sufficient working capital to support operations. This is viewed as an additional risk factor in our analysis.
•     Management Depth: The Company has put together a savvy management team that has a strong track record in the industry. As previously mentioned, the Company is looking to add seasoned professionals to drive revenue growth, but NeuLion has excellent leadership. This is seen as a neutral risk factor in our analysis.
•     Profitability & Stability of Earnings: This is a significant risk factor because the Company has not yet generated positive cash flow in its short operating history. Although the Company is forecasting positive cash flow in 2011, this factor is seen as an additional risk factor in our analysis.
•     Economic Factors: The global economic downturn had a negative impact on nearly every industry; however NeuLion was able to increase its revenue each year from 2007 through 2009. Given the cautiously optimistic economic outlook, the economic environment is viewed as a neutral risk factor in our analysis.
The sum of the components discussed above result in an after-tax cost of equity of 19.90%.
We estimated the Company’s cost of debt to be 5.36%, based on the Company’s estimated cost of borrowing and application of the
Company’s estimated income tax rate of 33%, which is the combined basic Canadian Federal and Provincial Statutory Tax Rate.
We then derived a weighted average cost of capital for the Company of 18.0% using these rates and a capital structure consisting of
10% debt to total capital.
Page | 66

The weighted average cost of capital derived above, is appropriate to use as a discount rate for converting projected future cash flows to a present value. In the case of NeuLion, cash flows were projected by management from 2010 until 2014, with an additional terminal period which incorporates the Company’s long term financial performance beyond the length of the discrete forecast. Since the valuation date is March 31, 2010, the negative cash flow projected to be realized during the first quarter of 2010 was added back, so that the projected period for 2010 runs from April 1 to December 31. The present value of the Company’s projected cash flows for
2012 through 2014 was determined to be $14.0 million, as reflected in Schedule 14.
Additionally, we performed an analysis of the exit multiple that the Company would be able to achieve at the end of the discrete forecast period based. Terminal year EBITDA was determined for low, middle, and high scenarios using a long term growth rate of
15%. The terminal year EBITDA figures were then multiplied by EBITDA exit multiples of 6x, 8x, and 10x EBITDA. The resulting terminal values under each scenario were then discounted to present value.
After the addition of the Company’s equity interest in KyLinTV, and the present value of its Net Operating Loss carryforward, the present value of all cash flows from management’s discrete projection and exit multiples yielded a total value of invested capital under the low, middle, and high scenarios of $105 million, $130 million, and $154 million, respectively. Since the Company has no interest bearing debt on its balance sheet, this is also the value of equity. This information is summarized in the table below:
Terminal Value Range - EBITDA Multiples
Source / Comments
Derivation of Terminal Value
Low
Mid
High
Terminal Year EBITDA
$
24,898,783
$
24,898,783
$
24,898,783
2015 EBITDA plus terminal growth of 15%
Terminal Year Exit Multiple
6.0
8.0
10.0
TERMINAL VALUE
$
149,392,698
$
199,190,264
$
248,987,830
Derivation of Value
Sum of Present Values of Cash Flow During Projection Period
$
14,033,132
$
14,033,132
$
14,033,132
Present Value of Terminal Value
73,931,458
98,575,278
123,219,097
Present Value of NOL
8,992,860
8,992,860
8,992,860
See Schedule 16.
Value of Equity Interest in KyLinTV
8,080,000
8,080,000
8,080,000
See Schedule 15.
Value of Total Invested Capital
$
105,037,450
$
129,681,270
$
154,325,089
- Interest Bearing Debt
-
-
-
VALUE OF EQUITY CAPITAL
$
105,037,450
$
129,681,270
$
154,325,089
VALUATION INDICATION:
Rounded to Nearest:
DISCOUNTED FUTURE CASH FLOW VALUATION
$
105,035,000
$
129,680,000
$
154,325,000
$5,000
Page | 67

kitdigital

espial

BIGBAND networks

SeaChange

DivX

real

Akamai

UHY

Public Guideline Company Method
Under this method, the valuator attempts to locate publicly traded companies that are similar to the subject company in order to make a comparison of value. To apply this method, we first asked Management if they were aware of any public companies that were either competitors or otherwise similar to NeuLion. Management indicated that there were no true comparables. However, Management used KIT Digital as a public guideline company for their annual impairment testing for financial reporting purposes. A description of
KIT Digital is contained in the Description of Guideline Public Companies section of this report.
We also conducted a computerized database search for publicly traded companies that might be considered comparable to the
Company. We conducted our computerized search looking for guideline companies using the Capital IQ database, based on the following screening criteria:
• Company Type: Public
• Industry Classification: Telecommunications and/or Internet Protocol Television (IPTV)
Based on the above search criteria and screening of companies, we found a number of potential guideline companies that we presented to Management. Ultimately, we determined that the following companies were most comparable to NeuLion:
Guideline Company
Ticker
Logo
Kit Digital, Inc.
KITD
Espial Group, Inc.
TSX:ESP
BigBand Networks, Inc.
BBND
SeaChange International Inc.
SEAC
DivX, Inc.
DIVX
Real Networks Inc.
RNWK
Akamai Technologies Inc.
AKAM
Page | 68

It is important to note that NeuLion has not generated positive net income; earnings before interest and taxes (“EBIT”); or earnings before interest, taxes, depreciation, and amortization (“EBITDA”) in 2009, or any other year since its inception. Further, revenues based off of book value and asset values are not meaningful indications of value in the technology sector. As a result, the only useful guideline public company multiple is the invested capital to revenue multiple.
To determine the high end of the range of value for the guideline public company approach, we analyzed Akamai Technologies, Inc.
which reported an invested capital to revenue multiple of approximately 6.4. Based on our analysis of Akamai, we determined that it was much larger and more profitable than NeuLion, so we made an adjustment to lower the invested capital to revenue multiple from approximately 6.4 to 4.5. This also ended up being in the same range as the multiple for KIT Digital at 4.41. This adjusted invested capital to revenue multiple was applied to NeuLion’s fiscal year end revenues of $28 million, resulting in a value of invested capital of
$126,421,547. The Company has no interest bearing debt as of March 31, 2009, so the resulting value of invested capital is equal to the value of equity.
To determine the low end of the range of value for the guideline public company approach, we analyzed the average of all guideline public companies’ invested capital to revenue multiples. In our analysis, we used the adjusted multiple of 4.5 for Akamai to calculate this average invested capital to revenue multiple, which was determined to be 2.49. This was applied to NeuLion’s calendar year end revenues of $28 million, resulting in a value of invested capital of $69,953,256. The Company has no interest bearing debt as of March
31, 2009, so the resulting value of invested capital is equal to the value of equity.
Next, a control premium was added to the value of operating equity to reflect the premium paid for a controlling ownership interest. To determine this premium we used data from Mergerstat and their Broadcasting and Communications industry groups. Finally, the value of NeuLions’s equity interest in KyLin TV was added to arrive at the adjusted value of equity of $92,025,000 for the low end of the range, and $159,785,000 for the high end of the range. These calculations are shown in detail on the following page.
Page | 69

Invested Capital to Revenue
Derivation of Market Multiples
Low
High
Notes / Comments
Market Multiples
2.760
6.430
See Schedule 25.
- Adjustment
(0.270)
(1.929)
Market Multiples
2.49
4.50
Invested Capital to Revenue
Derivation of Value
Low
High
Adjusted Financial Measures
$
28,093,677
$
28,093,677
NeuLion 2009 Revenue.
x Market Multiple
2.49
4.50
See above.
Capitalized Value: Total Invested Capital
69,953,256
126,421,547
- Interest Bearing Debt
-
-
NeuLion has no interest bearing debt.
Value of Equity Capital
$
69,953,256
$
126,421,547
Rounded to Nearest:
Control Premium
20%
13,990,651
25,284,309
$1,000
VALUE OF EQUITY CAPITAL
83,943,907
151,705,856
+ Value of Equity Interest in KyLin TV
8,080,000
8,080,000
See Schedule 15.
Adjusted Value of Equity Capital
$
92,023,907
$
159,785,856
INDICATION OF VALUE:
Rounded to Nearest:
5,000
GUIDELINE COMPANY VALUATION
$
92,025,000
$
159,785,000
Page | 70

Merged and Acquired Company Method
The merged and acquired company method uses information derived from transactions involving the purchase or sale of similar businesses. The type and quality of information relating to market transactions is not comprehensive. Private databases, as well as other industry sources were researched. Information regarding selected transactions is then assembled, analyzed, and multiples are determined using this data. Transaction announcements do not always provide sufficient information to be used in a valuation analysis.
Typically, a revenue or earnings multiple may be all that is available. These multiples are then applied to the corresponding data for the
Company to determine a market value.
We conducted a computerized database search of several databases for guideline transactions based on the following screening criteria:
• Transaction Type: Merger or Acquisition
• Industry Classification: Telecommunications and/or Internet Protocol Television (IPTV)
Based on the above search criteria and screening of companies, we found a number of potential transactions. However, due to the lack of information and differences in scope of operations, the list of transactions was reduced to the following:
1.   Permira Advisers Ltd. and News Corp. (NYSE: NWS.A) made an offer to acquire 28% of the series A common stock of NDS
 Group plc (NASDAQGS: NNDS) for $1.026.4 billion in cash on June 27, 2008. A description of the target and the valuation fundamentals are below.
a.     NDS Group Ltd. develops and provides open end-to-end digital technology and services to digital pay-television platform operators and content providers. It offers VideoGuard, a conditional access and digital rights management technology that provides security solutions in PCs, mobile handsets, removable media, and portable media players; PC
 Show, a solution that enables pay-TV and telecom operators to offer video entertainment services on PCs; VideoGuard
 Express, a solution designed for entry-level satellite or cable operators; and RadioGuard, an in-band on-channel solution that enables digital multicast and multi-channel broadcasting for HD radio. It also provides MediaHighway, a middleware for set top boxes (STBs) and digital video recorders (DVRs) that enables a host of services for subscribers;
 XTV, a DVR technology; electronic program guides(EPGs); advertising solutions that improve audience measurement, addressability, and interactivity in zapping and fragmentation; home networking solutions; and Unified
 Headend that enables operators to centrally control content delivery to multiple platforms over multiple networks. In addition, it offers iTV interactive infrastructure and tools that enable customers to create revenue-generating interactive
 TV applications, such as voting, shopping, and TV games. Further, it provides STB specification, verification, and
Page | 71

integration; systems integration and vendor management; interactive TV consulting; EPG design; and DVB service information management services. It offers solutions for satellite, cable, IPTV, terrestrial, and mobile networks, as well as hybrid systems, which combine broadcast and IP.
Implied Market Value of Invested Capital (“MVIC”)
3,665.85
($USDmm, Historical rate):
Implied Equity Value ($USDmm, Historical rate):
3,665.85
Implied MVIC/Revenues:
4.31
Implied MVIC/EBITDA:
17.1
Implied Equity Value/LTM Net Income:
22.90
Implied Equity Value/Book Value:
3.94
2. Amino Technologies Plc (AIM: AMO) acquired 100% of AssetHouse Technology Ltd. for £1.4 million (US$2.74 million) on a debt-free basis, payable in cash on June 10, 2008. A description of the target and the valuation fundamentals are below.
a.     AssetHouse Technology Limited designs, develops, and delivers digital proposition management solutions for on-
 demand entertainment providers. It offers AssetFactory platform, an on-demand proposition management software application that handles digital product life cycle from content acquisition, contract management, proposition development, and promotion to delivery to the end customer. The company serves network operators, content producers, Web TV firms, IPTV service providers, and broadcasters.
Implied MVIC ($USDmm, Historical rate):
2.74
Implied Equity Value ($USDmm, Historical rate):
2.74
Implied MVIC/Revenues:
3.50
3.     Tsinghua Tongfang Co. Ltd. (SHSE: 600100) agreed to acquire a 22.82% stake in BesTV from Shanghai Tongwei Investment
 Company for CNY 100 million (US$ 14.0 million) on February 27, 2008. A description of the target and the valuation fundamentals are below.
Page | 72

a.     BesTV Network Television Technology Development Co., Ltd., a media company, engages in the IPTV business in
 China. The company was founded in 2005 and is based in China.
Implied MVIC ($USDmm, Historical rate):
61.34
Implied Equity Value ($USDmm, Historical rate):
61.34
Implied Enterprise Value/Revenues:
6.80
NeuLion has not generated positive net income; earnings before interest and taxes (“EBIT”); or earnings before interest, taxes, depreciation, and amortization (“EBITDA”) in 2009, or any other year since its inception. Further, multiples of revenue were the only multiples available for four of the five transactions. As a result, the only useful transaction multiple is the price to revenue multiple of the transactions.
Based on our analysis of these three transactions, we developed a range of total invested capital to revenue multiples of 4.3 to 6.8.
When these figures are applied to NeuLion’s fiscal year end revenue of $28 million, the resulting values of invested capital are
$128,885,000 and $199,115,000. Because the Company has no interest bearing debt as of the Valuation Date, these values also represent the value of operating equity. Finally, the value of the Company’s equity interest in KyLin TV was added to arrive at the total value of equity, which was rounded to $128,885,000 for the low, and $199,115,000 for the high end of the range as shown in the chart below.
Description
Invested Capital to Revenue
Notes / Comments
Low
High
Adjusted Financial Measure
$
28,093,677
$
28,093,677
NeuLion 2009 Revenue.
x Market Multiple
4.3
6.8
See Schedule 27.
Capitalized Value: Total Invested Capital
120,802,811
191,037,004
- Interest Bearing Debt
-
-
NeuLion has no interest bearing debt.
Value of Equity Capital
$
120,802,811
$
191,037,004
+ Value of Equity Interest in KyLin TV
8,080,000
8,080,000
See Schedule 15.
Adjusted Value of Equity Capital
$
128,882,811
$
199,117,004
INDICATION OF VALUE:
Rounded to Nearest:
MERGER AND ACQUISITION VALUATION
$
128,885,000
$
199,115,000
$5,000
Page | 73

CONCLUSION OF RANGE OF VALUE
As of the Valuation Date of March 31, 2010, the fair market value of the total invested capital of the NeuLion (the “Business Value”) is estimated to be in the range of:
$104,900,000 to $157,100,000
This value is subject to the terms, conditions, analysis, limitations, and assumptions contained in this report. A summary of the range of Business
Value is shown in the chart and table below:
Range of Fair MarketValue of NeuLion, Inc as of March 31, 2010
Conclusion of Value
$104,900,00
$157,100,000
Market Transactions
Guideline Public Company
Discounted Cash Flow
$50,000
$90,000
$130,000
$170,000
$210,000
Range ($000's)
Indicated Values by Method
Low
High
Weight
Low
High
Income Approach: Discounted Future Cash Flow Valuation Method (See Schedule 14)
$
105,035,000
$
154,325,000
85.00%
$
89,279,750
$
131,176,250
Market Approach: Guideline Company Valuation Method (See Schedule 26)
92,025,000
159,785,000
10.00%
9,202,500
15,978,500
Market Approach: Merger and Acquisition Valuation Method (See Schedule 28)
128,885,000
199,115,000
5.00%
6,444,250
9,955,750
Weighted Range of Value
$
104,926,500
$
157,110,500
Rounded:
$
104,900,000
$
157,100,000
If this communication contains statements concerning taxation, those statements are provided for information purposes only and are not intended to constitute tax advice which may be relied upon to avoid penalties under any federal, state, local or other tax statutes or regulation, nor do they resolve any tax issue in your favor. Upon request, we can provide you with express written tax advice after necessary factual development and subject to such conditions and qualifications as we may deem appropriate in the circumstances.
Page | 74

Schedules

VALUATION OF NEULION INC. (C CORPORATION) AS OF
 MARCH 31, 2010
SCHEDULE
1
Reported Balance Sheets
As of December 31,
1
Line
Description
2009
2008
2007
ASSETS
1
Cash & Equivalents
$
12,957,679
$
27,323,021
$
608,464
2
Short Term Investments
-
-
-
3
Accounts Receivable
1,809,147
2,284,242
2,017,137
4
Tax Receivable
35,334
983,253
-
5
Other Receivable, Net
821,834
227,711
-
6
Inventories
928,592
347,600
323,500
7
Prepaid Expenses & Deposits
966,101
1,830,260
525,637
8
Due From Related Parties
246,992
324,059
188,855
9
Total Current Assets
17,765,679
33,320,146
3,663,593
10
Fixed Assets, Net (1)
5,754,255
6,474,989
2,281,667
Intangible Assets:
11
Customer Relationships
9,462,904
5,668,916
-
12
Trademarks
79,167
80,416
-
13
Goodwill
6,757,194
6,846,183
-
14
Other Assets
449,964
1,347,032
260,305
15
Investment in Affiliate
-
-
1,006,386
16
Deferred Direct Broadcast Operating Costs
-
-
-
17
TOTAL ASSETS
$
40,269,163
$
53,737,682
$
7,211,951
LIABILITIES
18
Accounts Payable
$
5,383,518
$
4,465,388
$
67,295
19
Accrued Expenses & Other Current Liabilities
5,822,385
7,595,116
830,371
20
Derivative Liability
1,389,300
-
-
21
Due to Related Parties
298,595
56,826
2,093,907
22
Deferred Revenue
3,907,510
3,091,993
429,246
23
Total Current Liabilities
16,801,308
15,209,323
3,420,819
24
Long-Term Deferred Revenue
469,191
638,510
544,199
25
Other Liabilities
728,330
876,271
-
26
Total Liabilities
17,998,829
16,724,104
3,965,018
SHAREHOLDERS' EQUITY
27
Common Stock
11,260,415
6,762,097
68,871
28
Paid-In Capital
55,023,567
56,500,258
17,580,329
29
Promissory Note Receivable
(209,250)
(209,250)
-
30
Accumulated Deficit
(43,804,398)
(26,039,527)
(14,402,267)
31
Total Equity
22,270,334
37,013,578
3,246,933
32
TOTAL LIABILITIES & EQUITY
$
40,269,163
$
53,737,682
$
7,211,951
Notes:
1. The 2008 financial statements include Jump TV after the date of the merger in October,
2008. (#) - See Schedule 2 for detail of indicated amounts.
Historical financial information derived from audited financial statements. UHY Advisors FLVS, Inc. has not audited, reviewed, or compiled the financial statement information presented above and, accordingly, we do not express an opinion or any form of assurance on the information.

VALUATION OF NEULION INC. (C CORPORATION) AS OF
 MARCH 31, 2010
SCHEDULE
2
Notes to Reported Balance Sheets
As of December 31,
Line
Description
2009
2008
2007
(1) Fixed Assets, Net Include:
1
Computer Hardware
$
6,752,515
$
5,655,658
$
1,933,047
2
Computer Software
4,649,297
3,812,944
1,123,053
3
Furniture and Fixtures
186,617
184,062
71,557
4
Leashold Improvements
6,471
6,471
775
5
Total Gross Fixed Assets
11,594,900
9,659,135
3,128,432
6
Accumulated Amortization
(4,803,652)
(2,147,153)
(846,765)
7
Non-Cash Impairment
(1,036,993)
(1,036,993)
-
8
$
5,754,255
$
6,474,989
$
2,281,667

VALUATION OF NEULION INC. (C CORPORATION) AS OF
 MARCH 31, 2010
SCHEDULE
3
Reported Common Size Balance Sheets
As of December 31,
Line
Description
2009
2008
2007
ASSETS
1
Cash & Equivalents
32.18%
50.85%
8.44%
2
Short Term Investments
-
-
-
3
Accounts Receivable
4.49%
4.25%
27.97%
4
Tax Receivable
0.09%
1.83%
-
5
Other Receivable, Net
2.04%
0.42%
-
6
Inventories
2.31%
0.65%
4.49%
7
Prepaid Expenses & Deposits
2.40%
3.41%
7.29%
8
Due From Related Parties
0.61%
0.60%
2.62%
9
Total Current Assets
44.12%
62.01%
50.81%
10
Fixed Assets, Net
14.29%
12.05%
31.64%
Intangible Assets:
11
Customer Relationships
23.50%
10.55%
-
12
Trademarks
0.20%
0.15%
-
13
Goodwill
16.78%
12.74%
-
14
Other Assets
1.12%
2.51%
3.61%
15
Investment in Affiliate
-
-
13.95%
16
Deferred Direct Broadcast Operating Costs
-
-
-
17
TOTAL ASSETS
100.00%
100.00%
100.00%
LIABILITIES
18
Accounts Payable
13.37%
8.31%
0.93%
19
Accrued Expenses & Other Current Liabilities
14.46%
14.13%
11.51%
20
Derivative Liability
3.45%
-
-
21
Due to Related Parties
0.74%
0.11%
29.03%
22
Deferred Revenue
9.70%
5.75%
5.95%
23
Total Current Liabilities
41.72%
28.30%
47.42%
24
Long-Term Deferred Revenue
1.17%
1.19%
7.55%
25
Other Liabilities
1.81%
1.63%
-
26
Total Liabilities
44.70%
31.12%
54.97%
SHAREHOLDERS' EQUITY
27
Common Stock
27.96%
12.58%
0.95%
28
Paid-In Capital
136.64%
105.14%
243.77%
29
Promissory Note Receivable
(0.52%)
(0.39%)
-
30
Accumulated Deficit
(108.78%)
(48.46%)
(199.70%)
31
Total Equity
55.30%
68.87%
45.02%
32
TOTAL LIABILITIES & EQUITY
100.00%
100.00%
Sub-totals and totals may not foot due to rounding.
100.00%

VALUATION OF NEULION INC. (C CORPORATION)
 AS OF MARCH 31, 2010
SCHEDULE
4
Reported Income Statements
Annualized
For the Years Ended December 31,
Growth Rates
1
Line
Description
2009
2008
2007
2008-2009
2007-2009
REVENUE
1
Service Revenue
$
26,464,400
$
9,542,689
$
1,284,142
177.33%
353.97%
2
Equipment Revenue
1,629,277
3,900,650
6,526,569
(58.23%)
(50.04%)
3
Total Revenues
$
28,093,677
$
13,443,339
$
7,810,711
108.98%
89.65%
COST OF REVENUE
4
Service Revenue
12,850,002
4,519,062
325,097
184.35%
71.01%
5
Equipment Revenue
1,537,150
3,120,087
5,179,157
(50.73%)
(45.52%)
6
Total Cost of Revenue
14,387,152
7,639,149
5,504,254
88.33%
61.67%
7
GROSS PROFIT / (LOSS)
13,706,525
5,804,190
2,306,457
136.15%
143.78%
COSTS AND EXPENSES
8
Selling, General and Administrative
28,767,049
14,221,347
4,210,357
102.28%
161.39%
9
Amortization
4,141,117
1,572,492
561,077
163.35%
171.67%
10
Impairment of Long-Lived Assets
-
1,036,993
-
(100.00%)
n/m
11
Total Operating Expenses
32,908,166
16,830,832
4,771,434
95.52%
162.62%
12
OPERATING LOSS
(19,201,641)
(11,026,642)
(2,464,977)
74.14%
179.10%
Other Income / (Expense)
13
Unrealized Loss on Derivate
(801,350)
-
-
n/m
n/m
14
Gain on Foreign Exchange
68,245
265,720
-
(74.32%)
n/m
15
Investment Income
293,825
130,048
33,161
125.94%
197.67%
16
Equity in Loss of Affiliate
-
(1,006,386)
(2,083,943)
(100.00%)
(100.00%)
17
Total Other Income / (Expense)
(439,280)
(610,618)
(2,050,782)
(28.06%)
(53.72%)
19
NET LOSS
$
(19,640,921)
$
(11,637,260)
$
(4,515,759)
68.78%
108.55%
Notes:
1. The 2008 financial statements include the operations of Jump TV after the date of the merger in October, 2008.
Historical financial information provided to us by management and derived from audited financial statements. UHY Advisors FLVS, Inc. has not audited, reviewed, or compiled the financial statement information presented above and, accordingly, we do not express an opinion or any form of assurance on the information.

VALUATION OF NEULION INC. (C CORPORATION)
AS OF MARCH 31, 2010
SCHEDULE
5
Reported Common Size Income Statements
For the Years Ended December 31,
Line
Description
2009
2008
2007
REVENUE
1
Service Revenue
94.20%
70.98%
16.44%
2
Equipment Revenue
5.80%
29.02%
83.56%
3
Total Revenues
100.00%
100.00%
100.00%
COST OF REVENUE
4
Service Revenue
45.74%
33.62%
4.16%
5
Equipment Revenue
5.47%
23.21%
66.31%
6
Total Cost of Revenue
51.21%
56.82%
70.47%
7
GROSS PROFIT / (LOSS)
48.79%
43.18%
29.53%
COSTS AND EXPENSES
8
Selling, General and Administrative
102.40%
105.79%
53.90%
9
Amortization
14.74%
11.70%
7.18%
10
Impairment of Long-Lived Assets
-
7.71%
-
11
Total Operating Expenses
117.14%
125.20%
61.09%
12
OPERATING LOSS
(68.35%)
(82.02%)
(31.56%)
Other Income / (Expense)
13
Unrealized Loss on Derivate
(2.85%)
-
-
14
Gain on Foreign Exchange
0.24%
1.98%
-
15
Investment Income
1.05%
0.97%
0.42%
16
Equity in Loss of Affiliate
-
(7.49%)
(26.68%)
17
Total Other Income / (Expense)
(1.56%)
(4.54%)
(26.26%)
19
NET LOSS
(69.91%)
(86.57%)

Sub-totals and totals may not foot due to rounding.
 (57.81%)

VALUATION OF NEULION INC. (C CORPORATION)
 AS OF MARCH 31, 2010
SCHEDULE
6
Reported Cash Flow Statements
For the Years Ended December 31,
Line
Description
2009
2008
2007
OPERATING ACTIVITIES
1
Net Income / (Loss)
$
(19,640,921)
$
(11,637,260)
(4,515,759)
2
Depreciation and Amortization
4,141,117
1,572,492
561,077
3
Equity in Loss of Affiliate
-
1,006,386
2,083,943
4
Stock Based Compensation
1,167,789
1,848,906
-
5
Unrelized Loss on Derivatives
801,350
-
-
6
Impairment of Long Lived Assets
-
1,036,993
-
7
Accounts Receivable
848,375
1,943,307
(2,011,788)
8
Inventories
(580,992)
(24,100)
(323,500)
9
Prepaid Expenses & Other
1,832,496
191,621
(731,361)
10
Other Receivables
(701,145)
4,441
-
12
Taxes Receivable
966,367
37,398
-
13
Due From Related Parties
77,067
(135,204)
1,371,074
14
Accounts Payable
275,907
(306,999)
(176)
15
Accrued Liabilities
(1,364,330)
604,465
484,084
16
Deferred Revenue
510,383
244,846
921,195
17
Long-Term Liabilities
(267,941)
41,833
-
18
Due To Related Parties
241,769
(2,043,626)
2,076,205
19
Net Cash Flow from Operating Activities
$
(11,692,709)
$
(5,614,501)
$
(85,006)
INVESTING ACTIVIES
20
Capital Expenditures
$
(1,198,432)
$
(1,443,438)
$
(1,628,411)
21
Acquisition of INSINC, net of cash of $344,371
(1,561,905)
-
-
22
Acquisition of NeuLion, Inc.
-
21,738,421
-
23
Net Cash Flow from Investing Activities
$
(2,760,337)
$
20,294,983
$
(1,628,411)
FINANCING ACTIVITIES
24
Capital Contribuions
$
-
$
2,600,000
$
670,000
25
Private Placement - Charles Wang (AvantaLion LLC) & G. Scott Paterson
-
9,214,700
-
26
Proceeds from Exercise of Stock Options
87,704
219,375
-
27
Net Cash Flow from Financing Activities
$
87,704
$
12,034,075
$
670,000
28
NET CASH FLOW
$
(14,365,342)
$
26,714,557
$
(1,043,417)
29
Beginning Cash
27,323,021
608,464
1,651,881
30
ENDING CASH
$
12,957,679
$
27,323,021
$      608,464
Historical financial information provided to us by management and derived from audited financial statements. UHY Advisors FLVS, Inc. has not audited, reviewed, or compiled the financial statement information presented above and, accordingly, we do not express an opinion or any form of assurance on the information.

VALUATION OF NEULION INC. (C CORPORATION)
 AS OF MARCH 31, 2010
SCHEDULE
7
Key Reported Balance Sheet Ratios
As of December 31,
Line
Description
2009
2008
2007
Key Balance Sheet Figures
1
Total Assets
$
40,269,163
$
53,737,682
$
7,211,951
2
Inventory
928,592
347,600
323,500
3
Fixed Assets
5,754,255
6,474,989
2,281,667
4
Total Liabilities
17,998,829
16,724,104
3,965,018
5
Total Shareholders' Equity
22,270,334
37,013,578
3,246,933
6
Working Capital
964,371
18,110,823
242,774
Liquidity Ratios
7
Current Ratio
1.06
2.19
1.07
Activity Ratios
8
Average Asset Turnover
0.60
0.44
n/m
9
Average Inventory Turnover
22.55
22.77
n/m
11
Average A/R Turnover
13.73
6.25
n/m
12
Average Working Capital Turnover
2.95
1.46
n/m
13
Average Days A/R Outstanding
26.59
58.39
n/m
14
Average Days A/P Outstanding
124.93
108.29
n/m
Balance Sheet Leverage Ratios
15
Total Liabilities / Total Assets
0.45
0.31
0.55
16
Shareholders' Equity / Total Assets
0.55
0.69
0.45
17
Fixed Assets / Shareholders' Equity
0.26
0.17
0.70
18
Total Liabilities / Shareholders' Equity
0.81
0.45
1.22

VALUATION OF NEULION INC. (C CORPORATION)
 AS OF MARCH 31, 2010
SCHEDULE
8
Key Reported Income Statement Ratios
For the Years Ended December 31,
Line Description
2009
2008
2007
Key Income Statement Figures
1
Net Revenues
$
28,093,677
$
13,443,339
$
7,810,711
2
EBITDA
(15,499,804)
(10,064,768)
(3,954,682)
3
Depreciation and Amortization
4,141,117
1,572,492
561,077
4
EBIT
(19,640,921)
(11,637,260)
(4,515,759)
5
Net Income
(19,640,921)
(11,637,260)
(4,515,759)

VALUATION OF NEULION INC. (C CORPORATION) AS
 OF MARCH 31, 2010
SCHEDULE9Management Projected Quarterly Revenue Detail for the Year Ended December 31, 20101
Common
Line
Description
Total 2009
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Total 2010
Size
Service Revenue
1
Subscription Revenue
2
College Networks
$
4,664,752
$
1,311,000
$
1,099,000
$
1,143,000
$
2,045,000
$
5,598,000
13.57%
3
Dish Network
-
-
90,000
190,000
336,000
616,000
1.49%
4
Pro Sports and Variety (WEB)
3,629,604
795,000
737,000
864,000
1,711,000
4,107,000
9.96%
5
Sky Angel (STB)
2,306,609
614,000
626,000
639,000
652,000
2,531,000
6.14%
6
International - B2B (STB)
2,891,859
829,000
877,000
942,000
1,022,000
3,670,000
8.90%
7
Other2
4,712,055
946,000
948,000
950,000
953,000
3,797,000
9.20%
8
INSINC
270,699
590,000
620,000
765,000
766,000
2,741,000
6.64%
9
New Business - Sports (MLS, Other)
-
-
150,000
250,000
300,000
700,000
1.70%
10
New Business - International B2B
-
-
100,000
300,000
500,000
900,000
2.18%
Total Subscription Revenue
$
18,475,578
$
5,085,000
$
5,247,000
$
6,043,000
$
8,285,000
$
24,660,000
59.78%
E-Commerce Revenue (includes advertising, merchandising, ticketing and auction revenue)
11
Advertising
$
1,838,451
$
500,000
$
350,000
$
750,000
$
1,400,000
$
3,000,000
7.27%
12
College Networks
2,104,326
457,000
610,000
624,000
840,000
2,531,000
6.14%
13
Cycling TV
1,031
-
-
-
-
-
-
14
SportsYA
6,050
-
-
-
-
-
-
15
Total E-Commerce Revenue
$
3,949,858
$
957,000
$
960,000
$
1,374,000
$
2,240,000
$
5,531,000
13.41%
Technology Services Revenue (includes site fees, set-up fees, transcoder and professional fees)
16
College Networks
$
1,544,647
$
450,000
$
459,000
$
468,000
$
477,000
$
1,854,000
4.49%
17
Dish Network
-
9,000
58,000
58,000
58,000
183,000
0.44%
18
Pro Sports and Variety
786,215
124,000
117,000
347,000
75,000
663,000
1.61%
19
Sky Angel (STB)
202,272
51,000
34,000
-
-
85,000
0.21%
20
In t
erna
ti
ona
l
-
B2B (STB)
451,033
81,000
87,000
102,000
120,000
390,000
095%
21
Other1
24,126
-
-
-
-
-
-
22
Professional Services
726,029
162,000
162,000
151,000
162,000
637,000
1.54%
23
INSINC
304,648
350,000
450,000
750,000
909,000
2,459,000
5.96%
24
New Business
-
-
30,000
50,000
70,000
150,000
24
Total Technology Services Revenue
$
4,038,970
$
1,227,000
$
1,397,000
$
1,926,000
$
1,871,000
$
6,421,000
15.57%
25
Total Service Revenue
$
26,464,406
$
7,269,000
$
7,604,000
$
9,343,000
$
12,396,000
$
36,612,000
88.75%
Equipment Revenue
26
Sky Angel
$
77,270
$
10,000
$
135,000
$
260,000
$
260,000
$
665,000
1.61%
27
Dish Network
173,000
989,000
1,050,000
575,000
2,787,000
6.76%
28
International - B2B (STB)
1,432,583
167,000
325,000
238,000
337,000
1,067,000
2.59%
29
Other International (Talfazat and TV-Desi)
119,422
30,000
30,000
30,000
30,000
120,000
0.29%
30
Total Equipment Revenue
$
1,629,275
$
380,000
$
1,479,000
$
1,578,000
$
1,202,000
$
4,639,000
11.25%
31
Total Revenue
$
28,093,677
$
7,649,000
$
9,083,000
$
10,921,000
$
13,598,000
$
41,251,000
100.00%
Notes:
1. Refer to schedule 9A for a detailed list of management assumptions.
2. Revenue from related parties including Talfazat, LATAM, INTL RoW, TV-Desi, Cycling TV, and WCQ.

VALUATION OF NEULION INC. (C CORPORATION) AS
 OF MARCH 31, 2010
SCHEDULE
9A Detailed Assumptions for 2010 Management Projections
Description
2010 Financial Projection Assumptions
Service Revenue
Subscription Revenue
1
College Networks
Management assumed a 20% increase over last year, and incorporates seasonality into the forecast.
2
Dish Network
Management estimated ******* subscribers to be added during the year. Pricing is based on ******* for the *******; ******* for the *******; ******* for *******;
and ******* thereafter.
3
Pro Sports and Variety (WEB)
NHL
Estimated $150K per month thru Q3; $200K a month commencing Q4 (new hockey season).
NFL
Assumed 20% over prior year increase.
AHL
Assumed 20% growth rate quarter over prior year quarter to capture seasonality.
ESPN
Estimated based on $11,500 fixed monthly fee plus $40/archive (630 (Q1), 200 (Q2), 0 (Q3) & 630 (Q4)) and Managed CDN Support of $2,500/month (Q1), $750/month
ESPN (continued)
for April & May (Q2), $0 (Q3), $2,500/month (Q4)
ESPN (continued)
• Q1 (11,500 x 3) + (40 x 630) + (2,500 x 3) = 67,200
ESPN (continued)
• Q2 (11,500 x 3) + (40 x 200) + (750 x 2) = 44,000
ESPN (continued)
• Q3 (11,500 x 3) = 34,500
ESPN (continued)
• Q4 (11,500 x 3) + (40 x 630) + (2,500 x 3) = 67,200
Indy
Included only the fixed monthly fee portion of billing since this is the only part that Indy is currently paying.
Tennis Channel
This contract has been terminated.
PBR
Assumed 10% growth rate quarter over prior year quarter to capture seasonality.
TNA (Wrestling)
Estimated $5K/month and usage of $2K/quarter (additional $5K for Q1 is development for PPV packages).
USL (United Soccer League)
Contract termination notice received from client.
HRTV (Horce Racing)
Assumed 10% growth rate sequentially since this is non-seasonal in nature.
Skate Canada
Assumed 10% growth rate sequentially since this is non-seasonal in nature.
nTouch
Q1 is based on $3.5K per month, and remaining quarters are based on $5K per month.
Others
Assumed 10% growth rate quarter over prior year quarter to capture seasonality.
4
Sky Angel (STB)
Sky Angel will launch a PC version on 3/1/10 @ $15/month per subscriber; NeuLion share is $7.50/month per subscriber. Overall growth rate is assumed to be 2% sequentially.
5
International - B2B (STB)
KyLin
Estimate is based on average subs of 31,000 (Q1), 33,000 (Q2), 36,000 (Q3) & 38,000 (Q4). Assumes 40,000 ending subs at 12/31.
Media Opportunities IPTV
Assumed 5% growth rate sequentially since this is non-seasonal in nature.
nTouch
Assumed 10% growth rate sequentially since this is non-seasonal in nature.
BommTV
Assumed 10% growth rate sequentially since this is non-seasonal in nature.
RSN
Assumed 10% growth rate sequentially since this is non-seasonal in nature.
Multi Tennant STB
Assumed 5% growth rate sequentially since this is non-seasonal in nature.
ABS-CBN Global Limited
Assumed 2% growth rate sequentially since this is non-seasonal in nature; ABS contract expires 5/31/2010.
6
Other
Talfazat
Assumed 2.5% growth rate sequentially since this is non-seasonal in nature.
LATAM
Assumed continued churn rate of 4% per month on this revenue stream.
INTL RoW
Assumed continued churn rate of 8% per month on this revenue stream.
TV-Desi
Assumed 5% growth rate sequentially since this is non-seasonal in nature.
CyclingTV
Anticipate no growth in Cycling revenues due to loss of content.
7
INSINC
INSINC's total budgeted revenue is $5.2M; 53% is subscription revenue and 47% is technology revenue (allocation is based on Jan 2010 actual results).

VALUATION OF NEULION INC. (C CORPORATION) AS
 OF MARCH 31, 2010
SCHEDULE
9A Detailed Assumptions for 2010 Management Projections (continued)
Description
Projection Assumptions
E-Commerce Revenue
8
Advertising
Assumed increasing quarter over prior year quarter growth rate to capture seasonality and incremental increases for (1) improved trafficking to maximize CPM and (2) new advertising opportunities in video.
9
College Networks
Assumed increasing quarter over prior year quarter to capture seasonality and incremental increase in new clients for 2010 - budget incorporates a 20% year over year increase.
Technology Services Revenue
10
College Networks
Includes annual maintenance fees charge to each college. Growth is based on 20% year to year increase.
11
Dish Network
This is based on 30 transcoders @ ******* and ******* one time set up fee amortized over two year and *******/month customer support commencing Q2
12
Pro Sports and Variety
NHL
Estimate represents the amortized setup fee, which ends Q3/2010 and $20,000 per month for customer support; Q3 includes $250,000 for a special project.
ESPN
Estimate based on amortized $100K Setup Fee amortized over 2 years.
Other
Estimate based on amortized Setup Fee.
13
Sky Angel (STB)
Represents Amortized Setup and transcoder fees. Initial terms of contract expires on 6/30/2010.
14
International - B2B (STB)
Media Opportunities IPTV
Represents amortized transcoder fees and the initial contract ends 2/28/2010.
nTouch
Represents amortized setup and transcoder fees.
BommTV
Represents amortized setup and transcoder fees.
RSN
Represents amortized setup and transcoder fees.
Others
Represents amortized setup and transcoder fees.
15
Professional Services
RPA
Estimate based on billable amounts.
Islanders
Estimate based on billable amounts of $60K/quarter of IT services and $35K/quarter for Islanders TV for Q1, Q2 & Q4, and $24K for Q3 for Islanders TV due to off season.
Smile Tain
Estimate based on billable amounts.
KyLin
Estimate based on billable amounts.
16
INSINC
INSINC's to ta l bu dg ete d
revenue
i
s
$52M; 47% is su bscrip ti
on revenue an
d 53% is te chn ol
ogy revenue
(a ll
oca
ti
on
is b
ase
d
on
2009'
s ac
tu al
resu
lt
s
)
Equipment Revenue
17
Sky Angel
Estimate based on STB purchase of 0 (Q1), 1,000 (Q2), 2,000 (Q3) & 2,000 (Q4) @ $125/STB plus $10K shipping revenue every quarter.
18
Dish Network
Estimate is based on 0 subs (Q1) and average subs ******* (Q2), ******* (Q3) & ******* (Q4); therefore, STB purchase will be ******* (Q1), ******* (Q2), ******* (Q3) & ******* (Q4).
STB Pricing structure is:
1,000-5,000 STB's at $125.00/STB; 5,100-10,000 STB's at $115.00/STB; >= 10,100 STB's at $105.00/STB.
19
International - B2B (STB)
Media Opportunities IPTV
Estimate based on 240 STBs purchases and shipping revenue
nTouch
Estimate based on purchases of STB of 300 (Q1) and 600 each remaining quarter plus $3,000 per quarter for shipping.
RSN
Estimate based on STB purchase of 40 (Q1), 0 (Q2), 300 (Q3) & 200 (Q4)
BommTV
Estimate based on STB purchase of 750 (Q1), 500 (Q2), 500 (Q3) & 500 (Q4)
Other / New Business
Estimate based on STB purchase of 150 (Q1), 1300 (Q2), 300 (Q3) & 1200 (Q4)
20
Talfazat
Assumed 2.5% growth rate sequentially since this is non-seasonal in nature
21
TV-Desi
Assumed 5% growth rate sequentially since this is non-seasonal in nature

VALUATION OF NEULION INC. (C CORPORATION) AS
 OF MARCH 31, 2010
SCHEDULE
10
Projected Quarterly Cost of Sales Detail for the Year Ended December 31, 2010
Line
Description
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Total 2010
1
Total Revenue
$
7,649,000
$
9,083,000
$
10,921,000
$
13,598,000
$
41,251,000
Cost of Sales
Service
2
Subscription - Content Licensing Costs
$
1,389,000
$
1,240,000
$
1,349,000
$
1,835,000
$
5,813,000
3
Broadcast1
2,130,393
1,887,716
1,829,413
2,084,043
7,931,565
4
E-Commerce2
226,000
222,000
325,000
535,000
1,308,000
5
Technology3
78,000
78,000
87,000
104,000
347,000
6
Total - Service
$
3,823,393
$
3,427,716
$
3,590,413
$
4,558,043
$
15,399,565
7
Total - Equipment
288,000
1,054,000
1,140,000
803,000
3,287,435
8
Total Cost of Sales
$
4,111,393
$
4,481,716
$
4,730,413
$
5,361,043
$
18,687,000
9
Gross Profit
$
3,537,607
$
4,601,284
$
6,190,587
$
8,236,957
$
22,564,000
Notes:
1. This includes costs related to Dish Network, Switch and Data, HP Lease Allocation, Bandcon Allocation, and Switch and Data
Allocation. 2. This includes costs related to Advertising and College Networks.
3. This includes costs related to Professional and Variety, Colllege Networks, Professional Services, SkyAngel, International B2B, INSINC, and Dish Network.

VALUATION OF NEULION INC. (C CORPORATION) AS
 OF MARCH 31, 2010
SCHEDULE
11
Projected Income Statements
Percentages represent annual growth rates
Reported
For the Years Ending December 31
Line
Description
12/31/2009
12/31/2010
12/31/2011
12/31/2012
12/31/2013
12/31/2014
(Per Schedule 9)
1
Net Revenues
$
26,464,400
56%
$
41,251,000
46%
$
60,192,100
35%
$
81,467,900
27%
$
103,101,500
20%
$
123,453,200
2
Cost of Revenues
12,850,002
45%
18,687,000
37%
25,514,450
32%
33,771,065
23%
41,622,318
18%
49,293,084
3
GROSS PROFIT / (LOSS)
13,614,398
66%
22,564,000
54%
34,677,650
38%
47,696,835
29%
61,479,182
21%
74,160,116
4
Operating Expenses
28,767,049
-
28,691,000
19%
34,106,000
21%
41,107,000
16%
47,536,000
10%
52,509,000
5
Depreciation
2,658,856
3,296,000
3,511,000
1,336,255
1,430,000
1,425,000
6
Amortization
1,482,261
2,328,524
2,216,000
2,216,167
1,984,916
796,631
7
PRE-TAX INCOME / (LOSS)
(19,733,048)
n/a
(11,751,524)
n/a
(5,155,350)
n/a
3,037,413
247%
10,528,266
85%
19,429,485
8
Income Tax Expense1
-
-
-
-
-
-
9
NET INCOME / (LOSS)
$
(19,733,048)
n/a
$
(11,751,524)
n/a
$
(5,155,350)
n/a
$
3,037,413
247%
$
10,528,266
85%
$
19,429,485
Memo
10
EBIT (earnings before interest and taxes)
$
(19,733,048)
n/a
$
(11,751,524)
n/a
$
(5,155,350)
n/a
$
3,037,413
247%
$
10,528,266
85%
$
19,429,485
11
EBITDA (EBIT + depreciation and amort.)
(15,591,931)
n/a
(6,127,000)
n/a
571,650
1053%
6,589,835
112%
13,943,182
55%
21,651,116
Breakdown of Sources of Revenue
12
Total NeuLion Revenue (see above)
$
26,464,400
$
41,251,000
$
60,192,100
$
81,467,900
$
103,101,500
$
123,453,200
13
- INSINC Revenue2
(575,347)
(5,100,000)
(5,704,324)
(6,476,433)
(7,361,505)
(6,990,980)
14
- Dish Network Subscriber Revenue3
-
(615,000)
(1,877,250)
(2,472,180)
(3,104,681)
(3,721,591)
15
- Dish Set Top Box Revenue3
-
(2,785,500)
(976,500)
(1,096,429)
(1,115,082)
(1,049,007)
16
- Dish Technology Revenue3
-
(183,000)
(233,000)
(184,000)
(180,000)
(180,000)
17
A: NeuLion Core Business Revenue
$
25,889,053
$
32,567,500
$
51,401,026
$
71,238,858
$
91,340,232
$
111,511,622
18
Core Business Revenue Growth Rate
n/m
26%
58%
39%
28%
22%
19
Total NeuLion Cost of Revenue
$
12,850,002
$
18,687,000
$
25,514,450
$
33,771,065
$
41,622,318
$
49,293,084
20
- Cost of INSINC Revenue2
(238,309)
(2,704,459)
(2,910,048)
(3,154,351)
(3,412,099)
(3,282,180)
21
- Cost of Dish Subscriber Revenue4
-
(135,000)
(412,079)
(542,674)
(681,515)
(816,935)
22
- Cost of Dish Set Top Box Revenue5
-
(1,575,000)
(688,433)
(752,150)
(743,759)
(699,688)
23
- Cost of Dish Technology Revenue6
-
(20,000)
(20,000)
(20,000)
(20,000)
(20,000)
24
B: NeuLion Core Business Cost of Revenue
$
12,611,693
$
14,252,541
$
21,483,890
$
29,301,890
$
36,764,945
$
44,474,281
25
A: NeuLion Core Business Revenue
$
25,889,053
$
32,567,500
$
51,401,026
$
71,238,858
$
91,340,232
$
111,511,622
26
B: NeuLion Core Business Cost of Revenue
(12,611,693)
(14,252,541)
(21,483,890)
(29,301,890)
(36,764,945)
(44,474,281)
27
NeuLion Core Business Gross Profit (A-B)
$
13,277,360
$
18,314,959
$
29,917,136
$
41,936,968
$
54,575,287
$
67,037,341
28
Core Business Revenue Growth Rate
n/m
38%
63%
40%
30%
23%
Notes:
1. For the purposes of our analysis we have assumed that the Company will not pay income taxes as a result of having an income tax carryforward of approximately $93 million as of the Valuation Date to be applied to future earnings. 2. INSINC forecasted revenue and cost of revenue were derived from the INSINC Inc. Intangible Asset Valuation report as of October 31, 2009 prepared by Peter Ott & Associates and detailed in Schedule 13. 3. Dish Network subscriber revenue was forecast based on management's estimate of 2010 subscribers, number of set top boxes sold, and technology revenue per Schedule 9A. The number of subscribers was grown at the total revenue growth rate for 2011 - 2014, which drives the subscriber and set top box revenue figures. Technology revenue is based strictly on the two amortizedd set up fees, and recurring monthly customer support charges detailed in Schedule 9A. 4. Dish Network cost of revenue for subscribers is based off of managements assumption in
2010 of22% of subscriber revenue.
5. Dish Network cost of set top box revenue is based on the cost of set top boxes fro mTransVideo which was $75 in 2011, $72 in 2012, $70 in 2013, and $70 in
2014. 6. Cost of Dish Technology revenue is constant based on management projected level of $55.55 per transcoder, per month.

VALUATION OF NEULION INC. (C CORPORATION) AS
 OF MARCH 31, 2010
SCHEDULE
12
Common Size Projected Income Statements
Reported
For the Years Ending December 31
Line
Description
12/31/2009
12/31/2010
12/31/2011
12/31/2012
12/31/2013
12/31/2014
1
Net Revenues
100.00%
100.00%
100.00%
100.00%
100.00%
100.00%
2
Cost of Revenues
48.56%
45.30%
42.39%
41.45%
40.37%
39.93%
3
GROSS PROFIT / (LOSS)
51.44%
54.70%
57.61%
58.55%
59.63%
60.07%
4
Operating Expenses
108.70%
69.55%
56.66%
50.46%
46.11%
42.53%
5
Depreciation
10.05%
7.99%
5.83%
1.64%
1.39%
1.15%
6
Amortization
5.60%
5.64%
3.68%
2.72%
1.93%
0.65%
7
PRE-TAX INCOME / (LOSS)
(74.56%)
(28.49%)
(8.56%)
3.73%
10.21%
15.74%
8
Income Tax Expense1
-
-
-
-
-
-
9
NET INCOME / (LOSS)
(74.56%)
(28.49%)
(8.56%)
3.73%
10.21%
15.74%
Memo
10
EBIT (earnings before interest and taxes)
(74.56%)
(28.49%)
(8.56%)
3.73%
10.21%
15.74%
11
EBITDA (EBIT + depreciation and amort.)
(58.92%)
(14.85%)
0.95%
8.09%
13.52%
17.54%

VALUATION OF NEULION INC. (C CORPORATION) AS
 OF MARCH 31, 2010
SCHEDULE
13
INSINC Projected Income Statements1
Description
12/31/2010
12/31/2011
12/31/2012
12/31/2013
12/31/2014
Revenue
1
Existing Contract Revenue
$
4,661,638
$
4,937,191
$
5,325,734
$
5,808,061
$
5,049,175
2
New Customer Revenue
438,362
767,133
1,150,699
1,553,444
1,941,805
3
Total Revenue
5,100,000
5,704,324
6,476,433
7,361,505
6,990,980
Cost of Sales
4
Existing Contract Cost of Sales
$
2,463,360
$
2,488,125
$
2,521,467
$
2,557,705
$
2,214,187
5
New Customer Cost of Sales
241,099
421,923
632,884
854,394
1,067,993
6
Total Cost of Sales
$
2,704,459
$
2,910,048
$
3,154,351
$
3,412,099
$
3,282,180
Gross Profit
7
Existing Contract Gross Profit
$
2,198,278
$
2,449,066
$
2,804,267
$
3,250,356
$
2,834,988
8
New Customer Gross Profit
197,263
345,210
517,815
699,050
873,812
9
Total Gross Profit
$
2,395,541
$
2,794,276
$
3,322,082
$
3,949,406
$
3,708,800
Operating Expenses
10
SG&A Costs
1,238,846
1,272,899
1,316,272
1,357,431
1,238,964
11
Operating Income
$
1,156,695
$
1,521,377
$
2,005,810
$
2,591,975
$
2,469,836
12
Income Tax Expense
347,009
433,593
541,569
699,834
666,856
13
Net Income
$
809,686
$
1,087,784
$
1,464,241
$
1,892,141
$
1,802,980
Notes:
1. This forecast was part of a valuation of INSINC’s intangible assets as of October 31, 2009 as prepared by Peter Ott & Associates, Inc with input from Management.

VALUATION OF NEULION INC. (C CORPORATION)
 AS OF MARCH 31, 2010
SCHEDULE
14
Discounted Cash Flow Valuation Method
Projected Cash Flow to Total Invested Capital for the Years Ending December 31,
Source / Comments
Line
Description
12/31/2010
12/31/2011
12/31/2012
12/31/2013
12/31/2014
1
Pre-Tax Net Income
$
(11,751,524)
$
(5,155,350)
$
3,037,413
$
10,528,266
$
19,429,485
See Schedule 11.
2
Income Taxes1
-
-
-
-
-
3
Depreciation
3,296,000
3,511,000
1,336,255
1,430,000
1,425,000
See Schedule 11.
4
Amortization
2,328,524
2,216,000
2,216,167
1,984,916
796,631
See Schedule 11.
5
Capital Expenditures2
(2,334,000)
(902,882)
(1,222,019)
(1,546,523)
(1,851,798)
6
Net Change in Working Capital3
(12,500)
(473,528)
(531,895)
(540,840)
(508,792)
7
PROJECTED CASH FLOW
$
(8,473,500)
$
(804,760)
$
4,835,921
$
11,855,819
$
19,290,526
8
Add Back 1st Qtr 2010 Loss4
3,031,375
9
4/1 - 12/31/2010
$
(5,442,125)
10
Present Value Factor5
18.00%
0.93982
0.81311
0.68907
0.58396
0.49488
11
PRESENT VALUE OF PROJECTED CASH FLOW (A)
$
(5,114,618)
$
(654,358)
$
3,332,288
$
6,923,324
$
9,546,496
Terminal Value Range - EBITDA Multiples
Source / Comments
Derivation of Terminal Value
Low
Mid
High
12
Terminal Year EBITDA
$
24,898,783
$
24,898,783
$
24,898,783
2015 EBITDA plus terminal growth of 15%
13
Terminal Year Exit Multiple
6.0
8.0
10.0
14
TERMINAL VALUE
$
149,392,698
$
199,190,264
$
248,987,830
Derivation of Value
15
Sum of Present Values of Cash Flow During Projection Period
$
14,033,132
$
14,033,132
$
14,033,132
16
Present Value of Terminal Value
73,931,458
98,575,278
123,219,097
17
Present Value of NOL
8,992,860
8,992,860
8,992,860
See Schedule 16.
18
Value of Equity Interest in KyLinTV
8,080,000
8,080,000
8,080,000
See Schedule 15.
19
Value of Total Invested Capital
$
105,037,450
$
129,681,270
$
154,325,089
18
- Interest Bearing Debt
-
-
-
20
VALUE OF EQUITY CAPITAL
$
105,037,450
$
129,681,270
$
154,325,089
VALUATION INDICATION:
Rounded to Nearest:
21
DISCOUNTED FUTURE CASH FLOW VALUATION
$
105,035,000
$
129,680,000
$
154,325,000
$5,000
Notes:
1. For the purposes of our analysis we have assumed that the Company will not pay income taxes as a result of having an income tax carryforward of approximately $93 million as of the Valuation Date to be applied to future earnings. 2. Capital Expenditures for the year ended December 31, 2010 were estimated based on the Company's budget. Subsequent years were forecast to equal approximately 1.5% of revenue. 3. Change in Net
Working Capital for the year ended December 31, 2010 was estimated based on the Company's budget. Subsequent years were forecast to equal approximately 2.5% of revenue. 4. Since the Valuation Date is March 31,
2010, the Company's forecasted 1Q EBITDA was subtracted along with 25% of the forecasted capital expenditures, and net change in working capital. 5. A majority of the Company's revenue is generated in the first and fourth quarters as a result of the different sports seasons. Accordingly, a mid-year discounted convention was used.

VALUATION OF NEULION INC. (C CORPORATION)
 AS OF MARCH 31, 2010
SCHEDULE
15
Calculation of Ownership Interest in KyLin TV
Line
Description
Calculations
Calculation of NeuLion's Ownership in KyLin TV1
1
Value of 15.1% Interest in KyLin TV, Inc. (non-marketable, non-controlling basis)
$
10,000,000
2
÷ 15.1% Owership Interest
15.10%
3
Implied 100% Equity Value (non-marketable, non-controlling basis)
$
66,225,166
4
x Ownership Percentage
12.20%
5
Value of NeuLion's Ownership (non-marketable, non-controlling basis)
$
8,079,470
Rounded to Nearest:
6
Value of NeuLion's Ownership (non-marketable, non-controlling basis)
$
8,080,000
$5,000
Notes:
1. On February 26, 2010, a group of investors invested $10.0 million in KyLinTV for 15.1% of its equity, which reduced NeuLion's equity interest in KyLinTV from 17.1% to 12.2%. Of the total $10.0 million investment, $1.0 million was invested by AvantaLion LLC, a company controlled by the Chairman of the Board of Directors of the Company.

VALUATION OF NEULION INC. (C CORPORATION)
 AS OF MARCH 31, 2010
SCHEDULE
16
Calculation of Net Operating Loss Carryforward
NOL
Line
Description
Carryforward
Date of Expiration
Source
1
Amount of NOL
$
21,263,325
12/31/2026
NeuLion Audited 2009 Financial Statement as filed with the SEC.
2
Amount of NOL
25,544,598
12/31/2027
NeuLion Audited 2009 Financial Statement as filed with the SEC.
3
Amount of NOL
28,851,457
12/31/2028
NeuLion Audited 2009 Financial Statement as filed with the SEC.
4
Amount of NOL
17,510,759
12/31/2029
NeuLion Audited 2009 Financial Statement as filed with the SEC.
5
A: Total NOL Carryforward
$
93,170,139
NeuLion Audited 2009 Financial Statement as filed with the SEC.
Forecasted
Projection Year
Pre-Tax Income
6
2010
$
(11,751,524)
7
2011
(5,155,350)
8
2012
3,037,413
9
2013
10,528,266
10
2014
19,429,485
11
B: Aggregate Income Over Discrete Forecast
$
16,088,290
12
A: Total NOL Carryforward
$
93,170,139
13
B: Aggregate Income Over Discrete Forecast
(16,088,290)
14
NOL Carryforward Balance - 2015 (A-B)
$
77,081,849
15
12/31/2015
12/30/2016
12/30/2017
16
NOL Carryforward Balance
$
77,081,849
$
54,737,941
$
29,042,447
17
- Pretax Income1
(22,343,908)
(25,695,494)
(29,042,447)
18
Remaining NOL (Prior Year NOL - Pretax Income)
$
54,737,941
$
29,042,447
$
-
19
33% Tax Rate x Pretax Income
$
7,373,490
$
8,479,513
$
9,584,008
20
Present Value Factor@ 18%2
0.41939
0.35542
0.30120
21
Present Value
$
3,092,368
$
3,013,789
$
2,886,703
22
Total Present Value
$
8,992,860
Notes:
1. Pre-tax income from 2015 through 2019 was forecast to increase at a rate of 15% per year for the purposes of analyzing the NOL. 2. A midyear discounting convention was used.

VALUATION OF NEULION INC. (C CORPORATION)
 AS OF MARCH 31, 2010
SCHEDULE
17
Derivation of Discount Rate
Line
Derivation of Capitalization Rate and Factor
Source/Comments
1
Long-Term Government Bond Yield-to-Maturity
4.55%
Constant Maturity 20 year Treasuries as of 03/31/2010, per Federal Reserve Release H.15.
2
Ibbotson Common Stock Premium
5.73%
Average annual return premium of large capitalization stocks per SBBI 2009 Yearbook.
3
Small Capitalization Stock Premium
5.81%
Average annual return premium of small capitalization stocks (10th decile) per SBBI 2009 Yearbook.
4
Industry Adjustment
(0.19%)
Industry Adjustment - SIC Code 484, Cable and Other Pay Television Services per SBBI 2009 Yearbook.
5
+ Total Equity Premium
11.35%
6
+ Company Specific Risk Premium
4.00%
Based on Valuators assessment of specific company risks.
7
COST OF EQUITY
19.90%
8
Cost of Borrowing
8.00%
Estimated Marginal Cost of Borrowing.
9
- Tax Shield1
33.00%
(2.64%) Based on estimated tax rate.
10
COST OF DEBT
5.36%
% of Total
Type of Capital
Capital
Cost
Product
11
Equity
90%
19.90%
17.91%
12
Debt
10%
5.36%
0.54%
Based on industry capital structure and estimated debt capacity of the Company.
13
Weighted Average Cost of Capital
18.45%
14
Weighted Average Cost of Capital (rounded)
       18.00%
Notes:
1. The income tax rate used is the combined basic Canadian federal and provincial statutory tax rates presented in the Company's audited financial statements as filed with the SEC.

VALUATION OF NEULION INC. (C CORPORATION) AS
 OF MARCH 31, 2010
SCHEDULE
18
Guideline Company Information, Capitalization, and Fundamentals
Line
Description
NeuLion
Median
Average
High
Low
Company 1
Company 2
Company 3
Company 4
Company 5
Company 6
Company 7
Company Information
1
Ticker Symbol
NLN
KITD
TSX:ESP
BBND
SEAC
DIVX
RNWK
AKAM
2
Company Name
NeuLion
KIT digital,
Espial
BigBand
SeaChange
DivX, Inc.
RealNetwor
Akamai
3
Exchange
TSX
NasdaqGM
TSX
NasdaqGM
NasdaqGM
NasdaqGS
NasdaqGS
NasdaqGS
5
Fiscal Year End (Most Recent, Fully-Reported)
12/31/2009
12/31/2009
12/31/2009
12/31/2009
1/31/2010
12/31/2009
12/31/2009
12/31/2009
Capitalization ($ Thousands)
6
Total Shares Outstanding - MRQ
116,744
17,597
14,052
67,457
31,072
32,889
135,140
172,085
7
20 Day Average Stock Price
$
0.571
$
11.597
$
0.989
$
3.248
$
7.396
$
7.273
$
5.087
$
30.962
8
Market Value of Equity (MVE)
$
66,661
$
229,809
$
988,805
$
5,328,096
$
13,897
$
204,072
$
13,897
$
219,100
$
229,809
$
239,202
$
687,457
$
5,328,096
9
Total Interest Bearing Debt (TIBD) - MRQ
-
-
29,252
199,725
-
4,539
500
-
-
-
-
199,725
10
Market Value of Invested Capital (MVIC)
66,661
229,809
1,018,057
5,527,821
14,397
208,611
14,397
219,100
229,809
239,202
687,457
5,527,821
Fundamentals ($ Thousands)
Balance Sheet Items:
11
Cash - MRQ
$
12,958
$
24,894
$
76,698
$
277,030
$
6,791
$
6,791
$
8,712
$
24,894
$
37,647
$
8,589
$
277,030
$
173,224
12
Accounts Receivable - MRQ
2,056
20,218
44,563
148,696
1,961
20,218
1,961
18,495
54,278
7,356
60,937
148,696
13
Inventory - MRQ
929
-
3,353
17,830
-
708
-
4,933
17,830
-
-
-
14
Total Current Assets - MRQ
17,766
153,920
264,981
854,425
11,551
30,139
11,551
201,513
121,669
153,920
481,653
854,425
15
Net Fixed Assets - MRQ
3,424
11,417
44,134
190,211
1,895
5,697
2,924
11,417
39,682
1,895
57,114
190,211
16
Goodwill - MRQ
6,757
3,341
16,472
55,876
-
36,492
3,341
1,656
55,876
17,940
-
-
17
Total Assets - MRQ
40,269
223,588
503,488
2,116,683
20,040
80,414
20,040
223,588
267,147
209,658
606,883
2,116,683
19
TIBD - MRQ
-
-
29,252
199,725
-
4,539
500
-
-
-
-
199,725
20
Total Common Equity - MRQ
22,270
177,922
388,891
1,780,449
15,832
33,991
15,832
150,276
177,922
187,958
375,811
1,780,449
21
Net Worth (Common, Tangible) - MRQ
15,513
148,620
372,419
1,780,449
(2,501)
(2,501)
12,491
148,620
122,046
170,018
375,811
1,780,449
Income Statement Items:
22
Revenue - TTM
28,094
139,514
275,366
889,434
12,218
47,284
12,218
139,514
201,665
75,184
562,264
889,434
23
Cost of Goods Sold - TTM
14,387
58,345
92,557
234,850
2,965
21,720
2,965
58,345
98,412
9,465
222,142
234,850
24
Gross Profit - TTM
13,707
81,169
182,809
654,584
9,253
25,564
9,253
81,169
103,253
65,719
340,122
654,584
25
EBITDA - TTM
(15,061)
132
50,117
361,519
(26,184)
3,027
(2,401)
132
15,066
(341)
(26,184)
361,519
26
EBIT - TTM
(19,202)
(3,828)
26,008
255,611
(57,638)
(1,175)
(3,828)
(8,325)
3,615
(6,204)
(57,638)
255,611
27
Adjusted Net Income (ANI) - TTM
(19,641)
(4,157)
(13,393)
149,710
(216,764)
(19,942)
(4,157)
(6,739)
1,323
2,819
(216,764)
149,710
28
Cash Flow - TTM (ANI + Dnepr.)
(16,982)
1,718
5,790
239,027
(194,110)
(18,095)
(3,862)
1,718
9,318
6,536
(194,110)
239,027
Source: Capital IQ, a division of Standard & Poor's.

VALUATION OF NEULION INC. (C CORPORATION) AS
 OF MARCH 31, 2010
SCHEDULE
19
Guideline Company Ratio Analysis - Liquidity and Financial Leverage
Line
Description
NeuLion
Median
Average
High
Low
KITD
TSX:ESP
BBND
SEAC
DIVX
RNWK
AKAM
Liquidity
1
Quick Ratio - MRQ
0.89
1.04
1.31
2.54
0.59
0.59
2.54
0.80
1.51
1.03
1.66
1.04
2
Current Ratio - MRQ
1.06
2.75
3.46
9.95
0.65
0.65
2.75
3.73
2.00
9.95
2.37
2.76
3
Cash Ratio - MRQ
0.77
1.95
2.66
8.76
0.15
0.15
2.07
3.18
0.65
8.76
1.89
1.95
4
Average Working Capital Turnover - MRQ
58.17
3.26
2.04
6.62
(5.94)
(5.94)
3.33
1.89
6.62
1.09
4.04
3.26
Financial Leverage Ratios
5
Total Liabilities to Net Worth - MRQ
0.81
0.49
0.51
1.37
0.12
1.37
0.27
0.49
0.50
0.12
0.61
0.19
Total Interest Bearing Debt (TIBD) to:
6
EBITDA
-
-
0.26
1.50
(0.21)
1.50
(0.21)
-
-
-
-
0.55
7
Net Worth
-
-
0.04
0.13
-
0.13
0.03
-
-
-
-
0.11
8
Market Value of Equity
-
-
0.01
0.04
-
0.02
0.04
-
-
-
-
0.04
9
Interest Expense to TIBD
n/a
(0.01)
(0.13)
-
(0.37)
(0.37)
-
n/a
n/a
n/a
n/a
(0.01)
10
Debt to Equity
-
-
0.04
0.13
-
0.13
0.03
-
-
-
-
0.11
11
Debt to Total Capital
-
-
0.01
0.04
-
0.02
0.03
-
-
-
-
0.04
12
Assets to Equity
1.81
1.49
1.51
2.37
1.12
2.37
1.27
1.49
1.50
1.12
1.61
1.19
13
Total Debt Ratio
-
-
0.12
0.59
-
0.10
0.12
-
-
-
-
0.59
14
Interest Coverage
n/a
23.17
37.51
90.04
(0.69)
(0.69)
n/a
n/a
23.17
n/a
n/a
90.04
15
Fixed Charge Coverage Ratio
n/a
23.17
37.66
90.04
(0.24)
(0.24)
n/a
n/a
23.17
n/a
n/a
90.04
16
Times Interest Earned (CF to Interest Expense)
n/a
59.73
46.75
84.19
(3.68)
(3.68)
n/a
n/a
59.73
n/a
n/a
84.19
17
Cash Flow to Total Debt
n/a
(3.99)
(3.50)
1.20
(7.72)
(3.99)
(7.72)
n/a
n/a
n/a
n/a
1.20

VALUATION OF NEULION INC. (C CORPORATION) AS
 OF MARCH 31, 2010
SCHEDULE20Guideline Company Ratio Analysis - Activity, DuPont Analysis, and Business Risk
Line
Description
NeuLion
Median
Average
High
Low
KITD
TSX:ESP
BBND
SEAC
DIVX
RNWK
AKAM
Activity Ratios
1
Average A/R Turnover
12.05
5.97
7.13
16.01
3.31
3.31
5.83
6.22
4.02
16.01
8.58
5.97
2
Average A/P Turnover
5.70
16.23
20.99
64.48
6.31
7.61
6.31
15.65
18.07
64.48
16.23
18.56
3
Average Inventory Turnover
43.97
25.24
23.35
33.32
11.50
33.32
n/a
25.24
11.50
n/a
n/a
n/a
4
Average A/R Collection Period (Days)
29.20
62.05
64.14
109.50
21.90
109.50
62.05
58.40
91.25
21.90
43.80
62.05
5
Average A/P Payment Period (Days)
124.10
58.40
87.60
237.25
40.15
105.85
237.25
54.75
40.15
43.80
58.40
73.00
6
Average Inventory Processing Period (Days)
8.30
14.60
18.69
30.42
11.06
11.06
n/a
14.60
30.42
n/a
n/a
n/a
7
Cash Conversion Cycle (Days)
(87.00)
18.00
38.00
81.00
15.00
15.00
n/a
18.00
81.00
n/a
n/a
n/a
8
Average Total Asset Turnover
0.60
0.61
0.63
0.81
0.37
0.78
0.57
0.61
0.80
0.37
0.81
0.44
9
Average Fixed Asset Turnover
7.92
9.36
10.58
28.73
4.30
10.96
4.30
10.42
5.38
28.73
9.36
4.88
10
Average Equity Turnover
0.95
0.97
0.97
1.81
0.41
1.81
0.69
0.97
1.15
0.41
1.21
0.52
DuPont Analysis
11
Profitability (Net Income ÷ Sales)
(69.91%)
(4.83%)
(14.05%)
16.83%
(42.17%)
(42.17%)
(34.02%)
(4.83%)
0.66%
3.75%
(38.55%)
16.83%
12
Asset Turnover (Sales ÷ Assets)
60.00%
61.00%
62.57%
81.00%
37.00%
78.00%
57.00%
61.00%
80.00%
37.00%
81.00%
44.00%
13
Leverage (Assets ÷ Equity)
181.00%
149.00%
150.71%
237.00%
112.00%
237.00%
127.00%
149.00%
150.00%
112.00%
161.00%
119.00%
14
Return on Equity - DuPont Formula
(75.92%)
(4.39%)
(20.87%)
8.81%
(77.96%)
(77.96%)
(24.63%)
(4.39%)
0.79%
1.55%
(50.27%)
8.81%
Business Risk Ratios
15
Business Risk - Operating Income Variability
(0.97)
(0.67)
(0.76)
1.85
(2.88)
(0.82)
(0.67)
(2.80)
(2.88)
1.85
(0.51)
0.54
16
Sales Variability
1.04
0.25
0.34
0.81
0.17
0.81
0.17
0.24
0.18
0.35
0.25
0.40
17
Operating Leverage
n/a
1.42
0.86
1.91
(0.53)
0.78
1.44
(0.53)
(0.52)
1.55
1.91
1.42

VALUATION OF NEULION INC. (C CORPORATION) AS
 OF MARCH 31, 2010
SCHEDULE
21
Guideline Company Ratio Analysis - Profitability Margins and Tax Rates
Line
Description
NeuLion
Median
Average
High
Low
KITD
TSX:ESP
BBND
SEAC
DIVX
RNWK
AKAM
Profitability Ratios
Gross Profit Margin:
1
Most Recent Fiscal Year End
48.79%
60.49%
65.63%
86.24%
51.20%
54.06%
75.73%
58.18%
51.20%
86.24%
60.49%
73.51%
2
Five Year Average (Fiscal Year End)
57.75%
63.89%
63.50%
91.66%
41.08%
41.08%
71.25%
52.51%
47.63%
91.66%
63.89%
76.51%
SG&A to Sales:
3
Most Recent Fiscal Year End
102.40%
47.66%
44.25%
69.78%
22.88%
47.66%
51.19%
30.87%
22.88%
69.78%
49.50%
37.86%
4
Five Year Average (Fiscal Year End)
152.30%
53.72%
58.35%
131.92%
24.53%
131.92%
69.12%
28.82%
24.53%
57.69%
53.72%
42.65%
Adjusted Net Income Margin:
5
Most Recent Fiscal Year End
(69.91%)
(4.83%)
(14.54%)
16.97%
(42.17%)
(42.17%)
(34.02%)
(4.83%)
0.66%
0.19%
(38.55%)
16.97%
6
Five Year Average (Fiscal Year End)
(126.17%)
(1.51%)
(20.89%)
36.09%
(131.29%)
(131.29%)
(66.29%)
(6.98%)
(1.51%)
11.27%
12.49%
36.09%
Adjusted Net Income to Average Net Worth:
7
Most Recent Fiscal Year End
(66.26%)
(4.67%)
(20.19%)
8.82%
(76.26%)
(76.26%)
(23.42%)
(4.67%)
0.76%
0.07%
(46.65%)
8.82%
8
Five Year Average (Fiscal Year End)
n/a
(0.90%)
(20.76%)
33.28%
(149.36%)
(149.36%)
16.00%
(59.33%)
(0.90%)
16.65%
(1.68%)
33.28%
EBIT Margin:
9
Most Recent Fiscal Year End
(68.35%)
(5.97%)
(4.63%)
28.63%
(31.33%)
(2.48%)
(31.33%)
(5.97%)
1.79%
(12.78%)
(10.25%)
28.63%
10
Five Year Average (Fiscal Year End)
(104.76%)
(5.47%)
(20.67%)
25.78%
(103.53%)
(103.53%)
(56.44%)
(5.47%)
(3.29%)
8.02%
(9.73%)
25.78%
EBIT to Average Total Assets:
11
Most Recent Fiscal Year End
(40.85%)
(3.64%)
(3.17%)
12.40%
(17.72%)
(1.93%)
(17.72%)
(3.64%)
1.44%
(4.50%)
(8.26%)
12.40%
12
Five Year Average (Fiscal Year End)
n/a
(5.19%)
(16.29%)
11.64%
(72.93%)
(72.93%)
(46.69%)
(5.32%)
(2.01%)
6.49%
(5.19%)
11.64%
EBITDA Margin:
13
Most Recent Fiscal Year End
(53.61%)
0.09%
3.68%
40.51%
(19.65%)
6.40%
(19.65%)
0.09%
7.47%
(4.40%)
(4.66%)
40.51%
14
Five Year Average (Fiscal Year End)
(94.56%)
0.14%
(13.71%)
35.52%
(93.10%)
(93.10%)
(50.87%)
0.14%
3.22%
12.54%
(3.44%)
35.52%
Adjusted Tax Rate
15
Most Recent Fiscal Year End
-
15.83%
264.24%
1750.38%
(5.59%)
(5.59%)
-
15.83%
28.04%
1750.38%
(1.53%)
62.58%
16
Five Year Average (Fiscal Year End)
-
21.96%
75.22%
412.52%
(1.45%)
(1.45%)
-
10.91%
24.64%
412.52%
21.96%
57.93%

VALUATION OF NEULION INC. (C CORPORATION) AS
 OF MARCH 31, 2010
SCHEDULE
22
Guideline Company Ratio Analysis - Return Ratios
Line
Description
NeuLion
Median
Average
High
Low
KITD
TSX:ESP
BBND
SEAC
DIVX
RNWK
AKAM
Return Ratios
Return on Average Invested Capital:
1
Most Recent Fiscal Year End
(66.26%)
(4.67%)
(18.61%)
7.87%
(64.55%)
(64.55%)
(23.09%)
(4.67%)
0.76%
0.07%
(46.65%)
7.87%
2
Five Year Average (Fiscal Year End)
n/a
(3.10%)
(33.22%)
19.70%
(132.11%)
(132.11%)
(110.11%)
(15.18%)
(0.90%)
9.18%
(3.10%)
19.70%
Return on Average Total Equity:
3
Most Recent Fiscal Year End
(66.26%)
(4.67%)
(20.19%)
8.82%
(76.26%)
(76.26%)
(23.42%)
(4.67%)
0.76%
0.07%
(46.65%)
8.82%
4
Five Year Average (Fiscal Year End)
n/a
105.46%
108.93%
291.17%
(73.26%)
111.81%
(73.26%)
291.17%
105.46%
103.83%
102.27%
121.26%
Return on Average Common Equity:
5
Most Recent Fiscal Year End
(66.26%)
(4.67%)
(20.19%)
8.82%
(76.26%)
(76.26%)
(23.42%)
(4.67%)
0.76%
0.07%
(46.65%)
8.82%
6
Five Year Average (Fiscal Year End)
n/a
0.54%
(24.21%)
34.38%
(181.54%)
(181.54%)
18.78%
(52.59%)
0.54%
14.81%
(3.82%)
34.38%

VALUATION OF NEULION INC. (C CORPORATION) AS
 OF MARCH 31, 2010
SCHEDULE
23
Guideline Company Ratio Analysis - Growth Statistics
Line
NeuLion
Median
Average
High
Low
KITD
TSX:ESP
BBND
SEAC
DIVX
RNWK
AKAM
Growth Statistics
Revenue Growth:
1
Annual - FYE
108.99%
(0.08%)
10.71%
102.06%
(24.81%)
102.06%
20.84%
(24.71%)
(0.08%)
(24.81%)
(7.03%)
8.70%
2
Five Year Compound Annual Growth - FYE
79.66%
4.56%
9.36%
37.08%
(4.61%)
37.08%
2.72%
(4.61%)
4.56%
3.54%
7.30%
14.94%
EBIT Growth:
3
Annual - FYE
92.21%
(64.54%)
(85.52%)
(3.47%)
(207.61%)
(91.53%)
(36.42%)
(207.61%)
(64.54%)
(160.65%)
(34.42%)
(3.47%)
4
Five Year Compound Annual Growth - FYE
45.16%
(18.28%)
(55.54%)
27.39%
(223.55%)
(27.87%)
8.66%
(18.28%)
(173.19%)
(223.55%)
18.06%
27.39%
EBITDA Growth:
5
Annual - FYE
78.94%
(54.83%)
(64.54%)
2.49%
(125.02%)
(125.02%)
(54.83%)
(99.28%)
(22.08%)
(115.50%)
(37.55%)
2.49%
6
Five Year Compound Annual Growth - FYE
38.77%
(138.17%)
(97.18%)
28.99%
(212.46%)
(189.44%)
1.06%
(138.17%)
(212.46%)
(194.34%)
24.12%
28.99%
Net Income Growth:
7
Annual - FYE
68.78%
(22.57%)
(54.63%)
5.10%
(168.91%)
5.10%
(22.57%)
(168.91%)
(86.74%)
(98.69%)
(11.12%)
0.53%
8
Five Year Compound Annual Growth - FYE
45.82%
(23.37%)
(60.77%)
17.00%
(192.95%)
17.00%
(3.42%)
(23.37%)
(164.13%)
(43.59%)
(192.95%)
(14.95%)
Total Assets:
9
Annual - FYE
(25.06%)
7.34%
12.29%
94.66%
(23.08%)
94.66%
(13.51%)
(4.50%)
14.17%
7.34%
(23.08%)
10.98%
10
Five Year Compound Annual Growth - FYE
n/a
21.23%
21.41%
48.25%
(11.42%)
48.25%
21.23%
23.82%
5.15%
44.31%
(11.42%)
18.55%

VALUATION OF NEULION INC. (C CORPORATION) AS
 OF MARCH 31, 2010
SCHEDULE24Guideline Company Ratio Analysis - Depreciation and Capital Expenditures
Line
Description
NeuLion
Median
Average
High
Low
KITD
TSX:ESP
BBND
SEAC
DIVX
RNWK
AKAM
Depreciation and Capital Spending
Depreciation to Capital Expenditures:
1
Annual (Fiscal Year End)
221.95%
171.34%
230.28%
740.44%
95.69%
171.34%
180.98%
183.09%
95.69%
740.44%
134.79%
105.63%
2
Five Year Average (Fiscal Year End)
74.34%
89.94%
109.38%
233.01%
62.55%
87.01%
114.90%
92.15%
89.94%
233.01%
86.09%
62.55%
Capital Expenditures to Revenue:
3
Annual (Fiscal Year End)
4.26%
2.99%
3.45%
9.41%
0.71%
2.28%
1.33%
3.31%
4.14%
0.71%
2.99%
9.41%
4
Five Year Average (Fiscal Year End)
36.95%
5.68%
6.37%
15.32%
2.65%
5.95%
3.21%
6.76%
5.68%
2.65%
5.03%
15.32%

VALUATION OF NEULION INC. (C CORPORATION) AS
 OF MARCH 31, 2010
SCHEDULE
25
Guideline Valuation Multiples - Market Value of Invested Capital
Line
Description
Median
Average
High
Low
Company 1
Company 2
Company 3
Company 4
Company 5
Company 6
Company 7
Company Information
1
Ticker Symbol
KITD
TSX:ESP
BBND
SEAC
DIVX
RNWK
AKAM
2
Company Name
KIT digital,
Espial Group,
BigBand
SeaChange
DivX, Inc.
RealNetworks
Akamai
3
Exchange
NasdaqGM
TSX
NasdaqGM
NasdaqGM
NasdaqGS
NasdaqGS
NasdaqGS
4
Most Recent Quarter Available
12/31/2009
12/31/2009
12/31/2009
1/31/2010
3/31/2010
12/31/2009
3/31/2010
5
Fiscal Year End (Most Recent, Fully-Reported)
12/31/2009
12/31/2009
12/31/2009
1/31/2010
12/31/2009
12/31/2009
12/31/2009
Valuation Multiples
6
MVIC to Revenues - FYE
1.57
2.76
6.43
1.14
4.41
1.18
1.57
1.14
3.39
1.22
6.43
7
MVIC to Revenues - 3 yr avg
1.43
3.23
7.40
1.18
7.40
1.43
1.31
1.18
2.88
1.19
7.25
8
MVIC to Revenues - 5 yr avg
1.45
4.09
10.33
1.32
10.33
1.45
1.41
1.32
3.50
1.40
9.22
9
MVIC to Gross Profit - FYE
2.70
4.19
8.75
1.56
8.16
1.56
2.70
2.23
3.93
2.02
8.75
10
MVIC to Gross Profit - 3 yr avg
2.36
5.02
13.72
1.96
13.72
1.96
2.30
2.36
3.11
1.97
9.70
11
MVIC to Gross Profit - 5 yr avg
2.74
6.70
21.29
2.02
21.29
2.02
2.63
2.74
3.79
2.23
12.17
12
MVIC to EBITDA - FYE
4.63
(1.54)
68.92
(77.01)
68.92
(6.00)
n/m
15.25
(77.01)
(26.25)
15.87
13
MVIC to EBITDA - 3 yr avg
16.28
10.45
54.67
(28.41)
(17.19)
(2.36)
54.67
16.28
31.62
(28.41)
18.52
14
MVIC to EBITDA - 5 yr avg
24.92
13.86
72.29
(38.33)
(18.70)
(3.13)
72.29
31.87
28.13
(38.33)
24.92
15
MVIC to EBIT - FYE
(11.93)
(22.86)
63.57
(177.54)
(177.54)
(3.76)
(26.32)
63.57
(26.51)
(11.93)
22.46
16
MVIC to EBIT - 3 yr avg
(2.08)
15.59
78.12
(37.91)
(14.03)
(2.08)
(37.91)
69.89
78.12
(10.56)
25.68
17
MVIC to EBIT - 5 yr avg
(13.77)
(7.40)
45.42
(59.29)
(15.91)
(2.77)
(39.95)
(59.29)
45.42
(13.77)
34.45
18
MVIC to Total Assets - FYE
1.13
1.44
2.65
0.72
2.59
0.72
0.98
0.86
1.15
1.13
2.65
19
MVIC to Total Assets - 3 yr avg
0.97
1.71
4.48
0.68
4.48
0.68
0.97
0.96
1.19
0.77
2.95
20
MVIC to Total Assets - 5 yr avg
1.24
2.14
6.08
0.68
6.08
0.93
1.24
1.02
1.50
0.68
3.56

VALUATION OF NEULION INC. (C CORPORATION)
 AS OF MARCH 31, 2010
SCHEDULE
26
Guideline Company Valuation Method
Invested Capital to Revenue
Derivation of Market Multiples
Low
High
Notes / Comments
1
Market Multiples
2.760
6.430
See Schedule 25.
2
- Adjustment1,2
(0.270)
(1.929)
3
Market Multiples
2.49
4.50
Invested Capital to Revenue
Derivation of Value
Low
High
4
Adjusted Financial Measures
$
28,093,677
$
28,093,677
NeuLion 2009 Revenue.
5
x Market Multiple
2.49
4.50
See above.
6
Capitalized Value: Total Invested Capital
69,953,256
126,421,547
7
- Interest Bearing Debt
-
-
NeuLion has no interest bearing debt.
8
Value of Equity Capital
$
69,953,256
$
126,421,547
Rounded to Nearest:
9
Control Premium3
20%
13,990,651
25,284,309
$1,000
10
VALUE OF EQUITY CAPITAL
83,943,907
151,705,856
11
+ Value of Equity Interest in KyLin TV
8,080,000
8,080,000
See Schedule 15.
12
Adjusted Value of Equity Capital
$
92,023,907
$
159,785,856
INDICATION OF VALUE:
Rounded to Nearest:
13
GUIDELINE COMPANY VALUATION
$
92,025,000
$
159,785,000
5,000
Notes:
1. The average of the guideline public companies was used to determine the lower level of the range. However an adjustment to the Akamai multiple was made due to it being much larger than NeuLion. 2.The Akamai multiple was used to determine the high of the range. However an adjustment to the Akamai multiple was made due to it being much larger than NeuLion. 3.
Review of Mergerstat control premiums for the Broadcasting and Communication Industry Groups.

VALUATION OF NEULION INC. (C CORPORATION)
 AS OF MARCH 31, 2010
SCHEDULE
27
Merger and Acquisition Analysis - Capital IQ
Figures in Millions (except multiples)
Market
Summary Financial Data
Multiple
Transaction
MVIC
MVIC to:
Line
Seller
Buyer
Date
Revenues
EBITDA
Price
Revenues
1
NDS Group plc (nka:NDS Group Ltd.)
Permira Advisers Ltd.; News Corp.
02/05/09
$
850.1
$
214.0
$
3,665.7
4.312
2
AssetHouse Technology Limited
Amino Technologies plc
06/10/08
0.8
NA
2.7
3.500
3
BesTV Network Television Technology Development Co. Ltd.
Tsinghua Tongfang Co. Ltd.
2/27/2008*
9.0
NA
61.3
6.800
4
Median
$
9.0
$
214.0
$
61.3
4.312
5
Average
286.6
214.0
1,243.2
4.871
6
High
850.1
214.0
3,665.7
6.800
7
Low
0.8
214.0
2.7
3.500
Notes:
*This transaction was announced on February 27, 2008, but no closing date was available. EBITDA is defined as earnings before interest, taxes, depreciation, and amortization. EBIT is defined as earnings before interest and taxes.
"n/a" reflects that information is not available.

VALUATION OF NEULION INC. (C CORPORATION)
 AS OF MARCH 31, 2010
SCHEDULE
28
Merger and Acquisition Valuation Method
Line
Description
Invested Capital to Revenue
Notes / Comments
Low
High
1
Adjusted Financial Measure
$
28,093,677
$
28,093,677
NeuLion 2009 Revenue.
2
x Market Multiple1
4.3
6.8
See Schedule 27.
3
Capitalized Value: Total Invested Capital
120,802,811
191,037,004
4
- Interest Bearing Debt
-
-
NeuLion has no interest bearing debt.
5
Value of Equity Capital
$
120,802,811
$
191,037,004
6
+ Value of Equity Interest in KyLin TV
8,080,000
8,080,000
See Schedule 15.
7
Adjusted Value of Equity Capital
$
128,882,811
$
199,117,004
INDICATION OF VALUE:
Rounded to Nearest:
8
MERGER AND ACQUISITION VALUATION
$
128,885,000
$
199,115,000
 $5,000
Notes:
1. This range of multiples was developed based on the relatively limited amount of transaction activity in the IPTV industry.

VALUATION OF NEULION INC. (C CORPORATION)
 AS OF MARCH 31, 2010
SCHEDULE
29
Weighted Indication of Value and Conclusion of Value
Line
Indicated Values by Method
Low
High
Weight
Low
High
1
Income Approach: Discounted Future Cash Flow Valuation Method (See Schedule 14)
$
105,035,000
$
154,325,000
85.00%
$
89,279,750
$
131,176,250
2
Market Approach: Guideline Company Valuation Method (See Schedule 26)
92,025,000
159,785,000
10.00%
9,202,500
15,978,500
3
Market Approach: Merger and Acquisition Valuation Method (See Schedule 28)
128,885,000
199,115,000
5.00%
6,444,250
9,955,750
4
Weighted Range of Value
$
104,926,500
$
157,110,500
5
Rounded:
$
104,900,000
$
157,100,000
Conclusion of Value
Low
High
6
Weighted Range of Value
$
104,926,500
$
157,110,500
7
÷ Total Shares Issued and Outstanding
116,731,794
116,731,794
8
Equity Value Per Share Based on Outstanding Shares
$
0.90
$
1.35
9
Equity Value (per middle point)
$
104,926,500
$
157,110,500
10
Proceeds From Exercise of Securities in the Money
7,862,619
15,757,619
11
Equity Value of Subject Interest - Including Proceeds From Exercise of Dilutive Securities
$
112,789,119
$
172,868,119
12
Equity Value of Subject Interest - Rounded
$
112,789,000
$
172,868,000
13
÷ Total Shares Issued and Outstanding Including Dilutive Securities
130,423,682
136,923,682
14
Fully Diluted Range of Value Per Share
$
0.86
$
1.26

VALUATION OF NEULION INC. (C CORPORATION)
 AS OF MARCH 31, 2010
SCHEDULE
30
Calculation of Proceeds From Sale of Dilutive Securities - Low
Summary of
Summary of
Proceeds
Number of
from
Options
Number
Exercise
Retention
Number
Exercise
Line
Description
Shares
Exercise
Exercise Price Outstanding
Proceeds
Exercise Price
Outstanding
Proceeds
1
Fully Dilluted Shares1
116,731,794
$
0.47
4,428,022
$
2,081,170
$
0.64
182,500
$
116,800
0.58
50,000
$
29,000
0.70
111,642
$
78,149
2
Options In The Money2
7,694,522
$
4,087,470
0.60
2,646,500
$
1,587,900
0.80
21,500
$
17,200
0.64
30,000
$
19,200
3
Restricted Share Units
6,724
$
-
0.67
500,000
$
335,000
$
315,642
$
212,149
0.88
40,000
$
35,200
4
Stock Appreciation Rights
675,000
413,000
$
7,694,522
$
4,087,470
5
Warrants
5,000,000
3,150,000
Stock
Appreciation
6
Retention Warrants
315,642
212,149
Warrants
Number
Exercise
Rights
Number
Exercise
Exercise Price Outstanding
Proceeds
Exercise Price
Outstanding
Proceeds
7
Fully Dilluted Shares
130,423,682
$
7,862,619
$
0.63
5,000,000
$
3,150,000
$
0.60
475,000
$
285,000
[a] Assumes holders elect to receive SAR benefit in shares of Neulion
0.64
200,000
$
128,000
[b] There is no exercise price for restricted share units
$
5,000,000
$
3,150,000
$
675,000
$
 413,000
Notes:
1. Based on 12/31/09 Listed
Price. 2. Based on $0.91 Market
Price.

VALUATION OF NEULION INC. (C CORPORATION)
 AS OF MARCH 31, 2010
SCHEDULE
31
Calculation of Proceeds From Sale of Dilutive Securities - High
Summary of
Summary of
Proceeds
Number of
from
Options
Number
Exercise
Retention
Number
Exercise
Line
Description
Shares
Exercise
Exercise Price Outstanding
Proceeds
Exercise Price
Outstanding
Proceeds
1
Fully Dilluted Shares1
116,731,794
$
0.47
4,428,022
$
2,081,170
$
0.64
182,500
$
116,800
0.58
50,000
$
29,000
0.70
111,642
$
78,149
2
Options In The Money2
7,694,522
$
4,087,470
0.60
2,646,500
$
1,587,900
0.80
21,500
$
17,200
0.64
30,000
$
19,200
3
Restricted Share Units
6,724
$
-
0.67
500,000
$
335,000
$
315,642
$
212,149
0.88
40,000
$
35,200
4
Stock Appreciation Rights
675,000
413,000
$
7,694,522
$
4,087,470
Stock
5
Warrants
11,500,000
11,045,000
Appreciation
Warrants
Number
Exercise
Rights
Number
Exercise
6
Retention Warrants
315,642
212,149
Exercise Price Outstanding
Proceeds
Exercise Price
Outstanding
Proceeds
7
Fully Dilluted Shares
136,923,682
$
15,757,619
$
0.63
5,000,000
$
3,150,000
$
0.60
475,000
$
285,000
1.19
5,500,000
$
6,545,000
0.64
200,000
$
128,000
[a] Assumes holders elect to receive SAR benefit in shares of Neulion
1.35
1,000,000
$
1,350,000
[b] There is no exercise price for restricted share units
$
675,000
$
413,000
$
11,500,000
$
11,045,000
Notes:
1. Based on 12/31/09 Listed
Price. 2. Based on $1.36 Market
Price.

Appendix A - Stock Options, Warrants, and Dilutive Securities

NeuLion, Inc.
Summary of Securities Outstanding Under Stock Option and Stock-Based Compensation Plans
#
#
Security Class
Outstanding
Exercisable
Comments
Stock Options [a]
8,657,897
2,851,117 Exercise price range: $0.47 to $6.43
Wtd. avg. exercise price: $0.98
Restricted share units [b]
6,724
- Non-vested at 12/31/09
Stock appreciation rights [c]
1,675,000
1,229,551 Exercise price range: $0.60 to $4.00
Wtd. avg. exercise price: $2.63
Warrants [d]
17,697,500
17,624,198 Exercise price range: $0.63 to $6.23
Wtd. avg. exercise price: $1.07
Retention Warrants [e]
847,892
463,708 Exercise price range: $0.64 to $3.86
Wtd. avg. exercise price: $2.67
Potential Additional Shares
28,885,013
22,168,574
[e] Exercisable for 1 share per option. Average weighted remaining option life is 3.68 years. [b]
Represents the right to 1 share per vested restricted share unit. Units vest on a monthly basis. [c] The holder may elect to receive cash compensation or to receive shares equal to the number of units granted under the SARS plan, less the exercise price.
[d] Exercisable for 1 share per warrant. Average weighted remaining warrant life is 0.91 years.
[e] Exercisable for 1 share per warrant. Average weighted remaining warrant life is 2.87 years.

Appendix B - Description of Guideline Public Companies

Below are descriptions of the Guideline Public Companies used in our analysis22:
■    KIT digital is a leading, global provider of on-demand, Internet Protocol (IP)-based video asset management solutions. KIT
 VX, the company's end-to-end software platform, enables enterprise clients to acquire, manage and distribute video assets across the three screens of today's world: the personal computer, mobile device, and IPTV-enabled television set. The application of VX ranges from commercial video distribution to internal corporate deployments, including corporate communications, human resources, training, security and surveillance. KIT digital's client base includes more than 600 enterprise customers across 30+ countries, including The Associated Press, Best Buy, Bristol-Myers Squibb, Disney-ABC,
 General Motors, Google, IMG Worldwide, Intel, McDonald's, News Corp, Telefonica, the U.S. Department of Defense,
 Verizon, and Vodafone. KIT digital maintains principal offices in Prague, Cologne, Dubai, London, Melbourne (Australia),
 New York, Stockholm and Toronto.
■    Espial Group Inc. engages in the development and marketing of software solutions that enable the delivery of Internet
 Protocol Television (IPTV). The company’s IPTV is a platform that facilitates the provision of digital television and other video services with Internet like functionality over an Internet protocol enabled broadband network infrastructure. Its products and services consists of Evo IPTV Service Platform that includes Evo Client Middleware, an IPTV middleware and applications platform; Evo Server Middleware, a software that coordinates various IPTV components, such as VOD and DRM servers, EPG data sources, and billing and other systems; and Evo Applications for Web based browser and portal services, which comprise Evo Portal, Browser, BML Browser, and Skin Tones. The company’s products and services also comprise Evo Future-Proof Framework that includes Evo Service Creation Environment, an intuitive software environment to help design and develop Evo Applications; MediaBase video on demand products; IPTV services; and
 legacy products, such as a suite of software for accessing in-room guest services, including browser and user interface products to enable services, such as local hotel information, VOD, interactive games, Web mail, and Internet on TV. It has operations in Europe, the Asia Pacific, and North America. Espial Group’s solutions enable communications service providers, including telecommunications, cable TV, satellite TV, and Internet service providers to deploy IPTV services to the subscribers. The company was founded in 1997 and is headquartered in Ottawa, Canada.
22 www.capitaliq.com

■    BigBand Networks, Inc. develops, markets, and sells network-based platforms in the United States and internationally. The company’s network-based platforms enable cable operators and telecommunications companies to offer video services across coaxial, fiber, and copper networks. Its digital simulcast product application enables service providers to create a digital version of analog inputs, and deliver analog and digital video streams to subscribers. The company also offers
 BigBand Broadband Multimedia-Service Router, a platform that is used for the real-time processing and switching of video;
 BigBand Broadband Edge QAM, which converts digital video and data streams into quadrature amplitude modulated RF carriers that transport video and data across cable networks to subscriber set top boxes and cable modems;
 BigBand Media Services Platform, a chassis-based platform that enables service providers to offer personalized video applications; and Converged Video Exchange, a control plane solution designed to manage various numbers of video sessions, while optimizing network bandwidth utilization. In addition, it offers switched digital video solutions that enable service providers to transmit video channels to subscribers only when the subscribers in a service group are in the process of watching those channels; and broadcast video solutions, which enable digital media processing and transport technologies for service providers. Further, the company provides an alternative solution to deliver IP video services to home computers, IP set top boxes, and other IP consumer devices. BigBand Networks, Inc. sells its products in the United
 States and Canada primarily through its direct sales force; and internationally through a combination of direct sales to service providers and sales through independent resellers. The company was founded in 1998 and is headquartered in
 Redwood City, California.
■    SeaChange International, Inc. develops, manufactures, and markets digital video systems worldwide. The company operates in three segments: Software, Servers and Storage, and Media Services. The Software segment develops, sells, and supports advertising, video on demand (VOD), middleware, and broadcast software. This segment also offers professional services, installation, training, project management, product maintenance, technical support, and software development services. The
 Servers and Storage segment develops VOD and broadcast servers. This segment also offers professional services, installation, training, project management, product maintenance, and technical support. The Media Services segment provides media content services, including video, television programming, and advertising content aggregation and distribution. This segment specializes in aggregating content for video on demand and pay-per-view platforms, and provides marketing, promotional, and production services to cable operators and telecommunications providers in Europe.
 SeaChange International serves cable system operators, telecommunications companies, and broadcast television companies. The company sells its products directly, as well as through independent agents and distributors. SeaChange
 International, Inc. was founded in 1993 and is headquartered in Acton, Massachusetts.

■    DivX, Inc. creates products and provides services to enhance the consumers’ media experience. It primarily offers video compression-decompression software library (codec), as well as consumer software, including the DivX Player application.
 The company’s technologies enable users to compress, secure, distribute, and view digital video and participate in its digital media ecosystem. It offers various consumer software product bundles, including DivX and DivX Pro for Windows and
 Mac bundles. The company also provides DivX Mobile Player that allows users to playback DivX videos on their handsets from various sources; and DivX Author for Windows operating system, which allows users to combine and edit multiple videos into a single DivX video, add the features of the DivX format, and slideshows with videos, photos, and music. In addition, it provides technology licensing for independent software vendors, consumer hardware device manufacturers, content creators, and consumers. Further, the company offers certification programs to integrated circuit manufacturers, original design manufacturers, original equipment manufacturers, and software vendors. Additionally, it provides Open Video System, a hosted service that allows content creators to deliver DivX video content over the Internet.
 The company markets its technologies to a range of integrated circuit manufacturers, original design manufacturers, original equipment manufacturers, retailers, operators, and software developers. DivX, Inc. was incorporated in 2000 and is headquartered in San Diego, California.
■    RealNetworks, Inc. provides network-delivered digital media products and services worldwide. It develops and markets software products and services that enable the creation, distribution, and consumption of digital media, including audio and video. The company operates in four segments: Technology Products and Solutions (TPS), Media Software and Services
 (MSS), Games, and Music. The TPS segment primarily offers software-as-a-service offerings, which include ringback tones, music-on-demand, video-on-demand, and messaging services, as well as system software license sales and intellectual property licensing. This segment also licenses Helix server software that allows companies to broadcast live and on-demand audio, video, and other multimedia programming to users over the Internet. The MSS segment offers
 RealPlayer, a media player software, which includes features and services that enable consumers to discover, play, download, manage, and edit digital video. The Games segment offers various casual games available through digital downloads or online portals, social networks, and mobile devices. This segment also involves in game development, publishing, licensing, and distribution. It distributes games principally in North America, Europe, and Latin America through the company’s own Web sites, which are operated under the GameHouse, RealArcade, Zylom, and Atrativa brands, and through Web sites owned or managed by third parties. In addition, this segment develops and distributes games for other platforms, including mobile phones, other handheld devices, and videogame consoles. The Music segment offers
 Rhapsody, a subscription and advertising-supported music service; Rhapsody.com, a free Web-based limited version digital music service; and Rhapsody MP3 music store, where consumers purchase and download individual digital music tracks.
 The company was founded in 1994 and is headquartered in Seattle, Washington.

■    Akamai Technologies, Inc. provides services for accelerating and improving the delivery of content and applications over the
 Internet in the United States and internationally. The company offers Application Performance solutions that improve the performance of dynamic applications used by enterprises to connect with their employees, suppliers, and customers. Its
 Application Performance solutions include Web Application Accelerator, which enables enterprises to run various applications; and IP Application Accelerator that is designed to address core Internet weaknesses to optimize the performance and real-time sensitivity associated with IP-enabled applications delivered over Internet-related protocols. It also provides Digital Asset solutions that enable enterprises to execute their large file management and distribution strategies. The company’s Digital Asset solutions include Akamai Media Delivery solution that delivers media content on behalf of its customers; and Electronic Software Delivery solution, which handles the distribution of software for its customers. In addition, it offers Dynamic Site solutions, which accelerate business-to-consumer Websites that integrate collaborative content and applications into their online architecture; Advertising Decision solutions that enable advertisers, agencies, publishers, and networks to buy and sell advertising; and custom solutions to commercial and government customers. Additionally, the company offers other solutions, such as EdgeControl tools that provide reporting and management capabilities; network data feeds and Website analytics, which provide customers with real time data about the performance of their content and applications over the Internet; and performance management services that help customers better understand their Web operations with tools that measure various aspects of an application’s performance. Akamai
 Technologies, Inc. was founded in 1998 and is headquartered in Cambridge, Massachusetts.

Appendix C - Sources of Information

Several sources of information were used to complete this valuation. They include but are not limited to the following:
1.
2009 NeuLion Form 10K as filed with the SEC.
2.
2008 Jump TV Form 10K as filed with the SEC.
3. Audited Financial Statements for NeuLion for December 31, 2007 through December 31, 2009
4. Management prepared financial forecast for the years 2010 through 2015.
5. Management provided information regarding the Dish Network contract, warrants, and subscriber targets.
6. Valuation of INSINC’s intangible assets as of October 31, 2009 as prepared by Peter Ott & Associates, Inc.
7. Valuation of Jump TV’s intangible assets as of October 20, 2008 as prepared by Peter Ott & Associates, Inc.
8. Proposed TransVideo Acquisition Executive Summary, Board Presentation dated March 16, 2010.
9. Discussion Materials- Executive Summary of Potential Transaction with NeuLion and Jump TV as prepared by Oppenheimer.
10. Management Prepared Goodwill Impairment Analysis, as of January 6, 2010.
11. Software License and Product Distribution Agreement between NeuLion and TransVideo dated September 29, 2006.
12. Information from the Company’s website www.neulion.com, as well as other industry and competitor websites.
13. Public company information and market transaction data from Capital I.Q.
14. Ibbotson 2009 SBBI Yearbook, Morningstar
15. 2009 Ibbotson Cost of Capital Yearbook, Morningstar
16. Federal Reserve Statistical Release H.15
17. U.S. Economic data obtained from National Economic Review - Business Valuation Resources, Inc.
18. Other internal schedules, reports, marketing materials and data provided by the management of NeuLion, Inc.
19. Conversations with various industry participants.
20. Various external industry and valuation resource materials.
In addition to the documentation detailed above, an interview with members of NeuLion management, including Art McCarthy, Roy
Riechbach, Chris Wagner, Charles Wang, and Nanci Li, was conducted during our site visit at the Company’s headquarters in
Plainview, New York.

Appendix D - Contingent and Limiting Condition

This valuation report is subject to the following contingent and limiting Conditions:
1.Information, estimates, and opinions contained in this report are obtained from sources considered reliable; however, UHY Advisors
FLVS, Inc. has not independently verified such information and no liability for such sources is assumed by the valuation analysts identified in this report. UHY Advisors FLVS, Inc. has not audited, reviewed, or compiled the financial information provided to us and, accordingly, express no audit opinion or any other form of assurance on this information. 2.All facts and data set forth in the report are true and accurate to the best of the valuation analysts’ knowledge and belief. We have not knowingly withheld or omitted anything from our report affecting our value estimate.
3.
We assume that there are no hidden or unexpected conditions of the business that would adversely affect value, other than as indicated in this report.
4.   This valuation was performed as of the valuation date and for the purpose specifically stated in the report. The valuation is valid only for the stated valuation date and for the stated specific purpose. The report may not be used for any other purpose. The report and conclusion of value are not to be construed as investment advice in any manner whatsoever.
5.   The various estimates of value presented in this report apply to this valuation only and may not be used out of the context presented herein. Any other use of this report may lead the user to an incorrect conclusion for which UHY Advisors FLVS, Inc. assumes no responsibility.
6.   Possession of this report, or a copy thereof, does not carry with it the right of publication of all or part of any item nor may it be used for any purpose without the previous written consent of the valuation analysts, and in any event only with proper authorization.
 Authorized copies of this report will be signed in blue ink by a Managing Director and/or Principal of UHY Advisors FLVS, Inc.
 Unsigned copies, or copies not signed in blue ink, should be considered to be incomplete.
7.
No change of any item in this appraisal report shall be made by anyone other than UHY Advisors FLVS, Inc., and we shall have no responsibility for any such unauthorized change.
8.   Unless stated otherwise in this report, we express no opinion as to: 1) the tax consequences of any transaction that may result; 2) the effect of the tax consequences of any net value received or to be received as a result of a transaction; and 3) the possible impact on the value resulting from any need to effect a transaction to pay taxes.
9.   This valuation and report were prepared for the users identified in this report. None of the contents of this valuation report shall be conveyed to any third party or to the public through any means without the express written consent of UHY Advisors FLVS, Inc.
10. Our valuation opinion is necessarily based on the definition of value stated in the report. An actual transaction in the interests of the business may be concluded at a higher value or lower value, depending on the circumstances surrounding the business, the appraised business interest, and the motivations and knowledge of both the buyers and sellers at that time. UHY Advisors FLVS,
 Inc. makes no guarantees about what value individual buyers and sellers may reach in an actual transaction.

11. No investigation of titles to property or of any claims on ownership of the property of the business by any individuals or company has been undertaken. Unless otherwise stated in our report, title is assumed to be clear and free of encumbrances and as provided to us.
12. We have relied on the representations of the owners, management, and other third parties concerning the value and useful condition of all equipment, real estate, investments used in the business, and any other assets or liabilities, except as specifically stated
 otherwise in this report. We have not attempted to confirm whether or not all assets of the business are free and clear of liens and encumbrances or that the entity has good title to all assets.
13. Unless otherwise provided for in writing and agreed to by both parties in advance, the extent of the liability for the completeness or accuracy of the data, opinions, comments, recommendations and conclusions shall not exceed the amount paid to UHY Advisors
 FLVS, Inc. for professional fees, and then only to the party or parties for whom this report was originally prepared.
14. It should be specifically noted that the valuation assumes the business will be competently managed and maintained by financially sound owners, throughout the expected period of ownership. This valuation engagement does not entail an evaluation of management’s effectiveness, nor are we responsible for future marketing efforts and other management or ownership actions upon which actual results will depend. The conclusion of value arrived at herein is based on the assumption that the current level of management expertise and effectiveness would continue to be maintained, and that the character and integrity of the business through any sale, reorganization, exchange, or diminution of the owners’ participation would not be materially or significantly changed.
15. Valuation reports may contain prospective financial information, estimates, or opinions that represent the view of the business’
 management and/or the valuation analysts about reasonable expectations at a particular point in time, but such information, estimates, or opinions are not offered as predictions or as assurances that a particular level of income or profit will be achieved or that specific events will occur. We do not provide assurance on the achievability of results forecasted by the business or its representatives because events and circumstances frequently do not occur as expected; differences between actual and expected results may be material; and achievement of the forecasted results is dependent on actions, plans, and assumptions of management.
16. Any decision to purchase, sell, or transfer any interest in the subject company shall be your sole responsibility, as well as the structure to be utilized and the price to be accepted.
17. Public information and industry and statistical information have been obtained from sources we believe to be reliable. However, we make no representation as to the accuracy or completeness of such information and have performed no procedures to corroborate the information.
18. No opinion is intended to be expressed for matters that require legal or other specialized expertise, investigation, or knowledge beyond that customarily employed by appraisers valuing businesses.

19. Neither all nor any part of the contents of this report should be disseminated to the public through advertising media, public relations, news media, sales media, mail, direct transmittal, or any other means of communication, including but not limited to the
 Securities Exchange Commission or other governmental agency or regulatory body, without the prior written consent and approval of UHY Advisors FLVS, Inc.
20. UHY Advisors FLVS, Inc. does not consent to be “expertised” with respect to matters involving the Securities and Exchange
 Commission or the Ontario Securities Commission. For purposes of this report, the foregoing sentence means that UHY Advisors
 FLVS, Inc. shall not be referred to by name or anonymously in any filing or document. Should you breach this stipulation and refer to UHY Advisors FLVS, Inc. by name or anonymously, you will amend such filing or document upon written request by
 UHY Advisors FLVS, Inc.
21. It is assumed that there are no regulations of any government entity to control or restrict the use of the underlying assets of the business, unless specifically referred to in the report, and that the underlying assets will not operate in violation of any applicable government regulations, codes, ordinances, or statutes. Unless otherwise stated, no effort has been made to determine the possible effect, if any, on the subject business due to future Federal, state, or local legislation, including any environmental or ecological matters or interpretations thereof.
22. UHY Advisors FLVS, Inc. is not an environmental consulting firm nor audit firm, and it takes no responsibility for any actual or potential environmental liabilities. Any person entitled to rely on this report, wishing to know whether such liabilities exist, or the scope and their effect on the value of the property of the business, is encouraged to obtain a professional environmental assessment.
 UHY Advisors FLVS, Inc. does not conduct or provide environmental assessments and has not performed one for the subject property of the business.
23. UHY Advisors FLVS, Inc. has not determined independently whether the business is subject to any present or future liability relating to environmental matters (including, but not limited to CERCLA/Superfund liability) nor the scope of any such liabilities.
 UHY Advisors FLVS, Inc.’s valuation takes no such liabilities into account, except as they have been reported to us or by an environmental consultant working for the business, and then only to the extent that the liability was reported to us in an actual or estimated dollar amount. Such matters, if any, are noted in the report. To the extent such information has been reported to us, we have relied on it without verification and UHY Advisors FLVS, Inc. offers no warranty or representation as to its accuracy or completeness.
24. UHY Advisors FLVS, Inc. has not made a specific compliance survey or analysis of the subject property of the business to determine whether it is subject to, or in compliance with, the American Disabilities Act of 1990, and this valuation does not consider the effect, if any, of noncompliance.

25. We are not required to give testimony in court, or be in attendance during any hearings or depositions, with reference to the business being valued, unless previous arrangements have been made.
26. This valuation reflects facts and conditions existing at the valuation date. Subsequent events have not been considered, and we have no obligation to update our report for such events and conditions. However, we reserve the right to disclose such subsequent events discovered after the valuation date which we determine may be meaningful to the intended user of this report.

Appendix E - Valuator’s Certification

We certify that, to the best of our knowledge and belief…
♦      The statements of fact contained in this report are true and correct, subject to the assumptions and conditions stated.
♦      The reported analyses, opinions, and conclusions are limited only by the reported assumptions and limiting conditions and are our personal, impartial, unbiased, and professional analyses, opinions, and conclusions.
♦      Our engagement in this assignment was not contingent upon developing or reporting predetermined results.
♦       Our compensation for completing this assignment is not contingent upon the development or reporting of a predetermined value or direction in value that favors the cause of the client, the amount of the value opinion, the attainment of a stipulated result, or the occurrence of a subsequent event directly related to the intended use of this appraisal.
♦          Our analyses, opinions, and conclusions were developed, and this report has been prepared, in conformity with the Uniform
 Standards of Professional Appraisal Practice, and the American Institute of Certified Public Accountants Statement on
 Standards for Valuation Services.
♦         This report was prepared under the direction of Bruce L. Richman, CPA, ABV. Neither any of the professionals who worked on this engagement, nor the managing directors of UHY Advisors FLVS, Inc., have any present or contemplated future interest in
 NeuLion, Inc., any personal interest with respect to the parties involved, or any other interest that might prevent us from performing an unbiased valuation.
♦  No one provided significant professional assistance to the signer of this report, except for Patrick Corden and James Kazmier.
Bruce L. Richman, CPA/ABV, CVA

Appendix F - Curriculum Vitae

Bruce L. Richman
BACKGROUND:
Since 1980, Mr. Richman has been actively involved in business valuations, mergers and acquisitions and other financial and tax consulting matters. He is a
Managing Director of UHY Advisors FLVS, Inc. In his current position, Mr. Richman is responsible for various corporate valuation projects, forensic/litigation assignments, and consulting services in the United States and for U.S. clients internationally.
PROFESSIONAL EXPERIENCE:
Prior to joining UHY, Mr. Richman was the Managing Director at the Trenwith Valuation, LLC (a subsidiary of BDO) and until June 2004 was a Partner in the
Business Valuation Practice Group for BDO Seidman, LLP. Prior to joining BDO, Mr. Richman was the President of the Investigative Valuation Group, LLC.
Before that, he was a partner in a national CPA firm and was in involved with business valuations consulting services. In addition to the business valuation area,
Mr. Richman has extensive experience in the area of tax planning and compliance as well as the financial analysis and structuring of a wide variety of real estate projects, including real estate syndications, due diligence, workouts, and the strategic planning for troubled real estate. Mr. Richman has directed hundreds of engagements involving “going-concern” valuations. His valuation experience covers a full spectrum of industries from hospitality to manufacturing and private equity groups. He has been involved in several major litigation support projects as an expert witness, having testified in numerous courts and arbitration panels.
The results from Mr. Richman’s valuation projects have been used for the following purposes, among others:
*
Income, gift, and estate taxes
*
Workouts and reorganizations
*
Litigation and expert testimony
*
Strategic planning
*
Lost profits & Shareholder disputes
*
Ownership succession & buy-sell agreements
*
Mergers and acquisitions
*
Corporate Financial Reporting
*
Matrimonial matters
*
Intellectual Property
*
Private equity groups
*
Hedge Funds
EDUCATIONAL BACKGROUND:
Mr. Richman received his Bachelor of Science in Business Administration from North Adams State College in 1978; a Masters of Science in Accounting from
The Ohio State University in 1980; and a Masters of Science in Taxation from Bentley College in 1994. In 2009, Mr. Richman earned an MBA from the J.L.
Kellogg Graduate School of Management at Northwestern University with a major in International Business. Bruce has also taken other specialized training in
Business Valuation.
AFFILIATIONS:
Mr. Richman is a Certified Public Accountant (CPA); an ABV - Accredited in Business Valuations by the AICPA; a Certified Valuation Analyst (CVA) and a
Certified Forensic Accountant. Mr. Richman is also a candidate for the ASA designation with the American Society of Appraisers, specializing in business valuation. He is also a member of The Forensic CPA Society.
Mr. Richman has published various articles, manuals and books in the areas of business valuation and financial matters, and has been a speaker at various professional associations. Mr. Richman has also been quoted in the Wall Street Journal and USA Today and has appeared on MSNBC and CNNfn.